UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. [    ] )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RIDGEWORTH FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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RIDGEWORTH FUNDS

3333 Piedmont Road, NE

Suite 1500 Atlanta, GA 30305 (888) 784-3863

January 13, 2014

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of RidgeWorth Funds (the “Trust”), I am pleased to invite you to a special meeting of shareholders (“Special Meeting”) of the Trust scheduled for 3:00 p.m. Eastern time, on March 12, 2014. This Special Meeting will be held at the offices of the Trust, 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305. Please take the time to read the accompanying Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

At the Special Meeting, shareholders of each series of the Trust (each, a “Fund” and together, the “Funds”), as applicable, will be asked to (1) elect two Trustees to the Board; (2) approve an amendment to the Trust’s Agreement and Declaration of Trust; (3) approve the implementation of a manager of managers arrangement for each Fund that will permit RidgeWorth Investments (the “Adviser”), in its capacity as the Trust’s investment adviser and subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the Fund’s shareholders; and (4) approve new investment advisory and subadvisory agreements for each Fund. These proposed new agreements are substantially identical to the Fund’s current investment advisory and subadvisory agreements (except for the subadvisory agreements for the Funds currently subadvised by StableRiver Capital Management LLC as described below).

With regard to the fourth item described above, we are delighted to share with you a very exciting development. On December 11, 2013, employees of the Adviser, in partnership with affiliated investment funds of Lightyear Capital, a private equity firm, announced that they have entered into an agreement to acquire all outstanding equity securities of the Adviser from SunTrust Banks, Inc. for a potential price of up to $265 million. The outstanding equity of the Adviser consists solely of a single class of voting securities, all of which will be acquired in the transaction. Lightyear Capital is a private equity firm making primarily control investments in North America-based, middle-market financial services companies. Based in New York, Lightyear Capital, through its three affiliated private equity funds, has raised over $2.5 billion of capital and has completed investments across the financial services spectrum including asset management, banks, brokerage, financial technology, insurance, and specialty finance.

Further, with the goal of fully optimizing the Adviser’s fixed income offerings, the Trust’s subadviser StableRiver Capital Management LLC (“StableRiver”), a seasoned fixed income manager with over $8 billion in assets under management, will integrate into Seix Investment Advisors LLC (“Seix”), a large global fixed income subadviser to the Trust. This integrated firm, managing approximately $36 billion in client assets, will operate under the Seix brand and will create incremental client value through added credit resources, expanded client service capacity, and an increase in the depth of investment management expertise. Therefore, there will not be a proposed new subadvisory agreement with StableRiver; rather, shareholders of the Funds currently subadvised by StableRiver will be asked to approve a new subadvisory agreement with Seix.

This transaction, anticipated to close in the second quarter of 2014, marks an important milestone in the Adviser’s journey to becoming a fully independent premier asset management firm. For the last several years, the Adviser has prepared for a seamless transition to a fully autonomous state and has made significant enhancements to its operating platform, client-facing technology, and client support functions to ensure there is no disruption in client service or distraction to its investment professionals. Upon close of this transaction, the Adviser will become an investment firm with significant equity ownership by employees. Employee ownership will initially exceed 20%, and as is customary in private equity transactions, there will be the opportunity to increase employee ownership by up to approximately an additional 20%.

This transaction will result in a change in control of the Adviser, thereby automatically terminating each Fund’s existing investment advisory and subadvisory agreements and requiring the Funds to enter into new agreements. Therefore, we are hoping for your consideration and support of the transaction and we are requesting your approval of the new agreements.

Shareholders of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

The proposals are discussed in detail in the enclosed Proxy Statement. Please read it carefully. The Board has concluded that each proposal is in the best interests of the Funds and their respective shareholders and unanimously recommends that you vote “FOR” the proposals.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY THE CLOSE OF BUSINESS ON MARCH 11, 2014 IF YOU VOTE BY MAIL, OR BY MIDNIGHT EASTERN TIME ON MARCH 11, 2014 IF YOU VOTE BY TELEPHONE OR INTERNET.

I, and everyone here at RidgeWorth, have an unwavering commitment to you. Our goal is to continue to provide you with the highest level of investment expertise and service. I appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Julia R. Short, President

RidgeWorth Funds

RIDGEWORTH FUNDS

3333 Piedmont Road, NE

Suite 1500 Atlanta, GA 30305

(888) 784-3863

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR MARCH 12, 2014

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (“Special Meeting”) of RidgeWorth Funds (the “Trust”) is scheduled for March 12, 2014, 3:00 p.m. Eastern time, at the offices of the Trust, 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305.

At the Special Meeting, shareholders of each series of the Trust (each, a “Fund” and together, the “Funds”) will be asked to consider and approve the following proposals, as applicable:

1.	To elect Trustees to the Board of Trustees of the Trust.

2.	To approve an amendment to the Trust’s Agreement and Declaration of Trust.

3.	To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments[1] (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

4.	To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

5.	To approve a new subadvisory agreement between the Adviser and Ceredex Value Advisors LLC, on behalf of the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, and Small Cap Value Equity Fund.

6.	To approve a new subadvisory agreement between the Adviser and Certium Asset Management LLC, on behalf of the International Equity Fund and International Equity Index Fund.

7.	To approve a new subadvisory agreement between the Adviser and Seix Investment Advisors LLC, on behalf of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund.

8.	To approve a new subadvisory agreement between the Adviser and Silvant Capital Management LLC, on behalf of the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund, and Small Cap Growth Stock Fund.

9.	To approve a new subadvisory agreement between the Adviser and Zevenbergen Capital Investments LLC, on behalf of the Aggressive Growth Stock Fund.

Shareholders of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

[1]	RidgeWorth Investments is the trade name of RidgeWorth Capital Management, Inc., a professional investment management firm registered with the SEC as an investment adviser. In the event the proposed transaction discussed in Proposals 4-9 is consummated, RidgeWorth Investments will continue to be used as the trade name for the newly created operating company RidgeWorth Capital Management LLC.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

Shareholders of record as of the close of business on January 3, 2014 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE VOTE THE ENCLOSED PROXY CARD PROMPTLY, BUT IN NO EVENT LATER THAN THE CLOSE OF BUSINESS ON MARCH 11, 2014 IF YOU VOTE BY MAIL, OR BY MIDNIGHT EASTERN TIME ON MARCH 11, 2014, so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by: (i) executing and submitting a new Proxy Card bearing a later date; (ii) giving written notice to the Fund of revocation of an earlier submitted Proxy Card; or (iii) voting in person at the Special Meeting.

By Order of the Board of Trustees

Julia R. Short, President

RidgeWorth Funds

January 13, 2014

PLEASE VOTE THE ENCLOSED PROXY CARD.

YOUR VOTE IS IMPORTANT!

For your convenience, there are three ways to vote.

VOTE BY MAIL

1.	Read the accompanying proxy statement.

2.	Check the appropriate box on the proxy card.

3.	Sign and date the proxy card.

4.	Return the proxy card in the envelope provided.

VOTE BY TELEPHONE

It’s fast, convenient, and your vote is immediately confirmed and posted.

1.	Read the accompanying proxy statement and have the proxy card at hand.

2.	Call the toll-free number that appears on your proxy card.

3.	Enter your control number located on your proxy card.

4.	Follow the simple recorded instructions.

VOTE BY INTERNET

It’s fast, convenient, and your vote is immediately confirmed and posted. Additionally, you can receive all future materials by internet.

1.	Read the accompanying proxy statement.

2.	Go to www.proxyvote.com.

3.	Enter your control number located on your proxy card.

4.	Follow the simple instructions.

BENEFITS OF TELEPHONE AND INTERNET VOTING:

•	Immediate voting results.

•	Voting 7 days a week, 24 hours a day (except day of the Meeting).

PLEASE DO NOT RETURN YOUR PROXY VOTING CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PROXY STATEMENT

RIDGEWORTH FUNDS

3333 Piedmont Road, NE

Suite 1500 Atlanta, GA 30305

(888) 784-3863

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MARCH 12, 2014

WHO IS ASKING FOR MY VOTE?

The Board of Trustees (“Board”) of RidgeWorth Funds (the “Trust”) is sending you this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Card on or about January 20, 2014 and to all other shareholders of record who have a beneficial interest in each applicable series of the Trust (each, a “Fund” and together, the “Funds”) as of the close of business on January 3, 2014 (“Record Date”). The Board is soliciting your vote for a special meeting of shareholders (“Special Meeting”) of the Funds.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at the offices of the Trust, 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305, and is scheduled for March 12, 2014 at 3:00 p.m. Eastern time; and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.

WHO IS ELIGIBLE TO VOTE?

All shareholders of record as of the close of business on the Record Date are eligible to vote. (See “How Do I Vote?” and “General Information” for a more detailed discussion of voting procedures).

Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote. Appendix A to this Proxy Statement sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

To the best of the Trust’s knowledge, as of the Record Date: (i) no person owned beneficially more than 5% of the outstanding shares of any class of a Fund’s securities, except as set out in Appendix B to this Proxy Statement; and (ii) no Trustee or officer of any Fund owned of record or beneficially more than 1% of any class of a Fund’s securities.

WHY IS THE SPECIAL MEETING BEING HELD?

The Special Meeting is being held for the following purposes:

1.	To elect Trustees to the Board of Trustees.

2.	To approve an amendment to the Trust’s Agreement and Declaration of Trust.

3.	To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments[2] (the “Adviser”), subject to prior approval by the Board of Trustees, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

[2]	RidgeWorth Investments is the trade name of RidgeWorth Capital Management, Inc., a professional investment management firm registered with the SEC as an investment adviser. In the event the proposed transaction discussed in Proposals 4-9 is consummated, RidgeWorth Investments will continue to be used as the trade name for the newly created operating company RidgeWorth Capital Management LLC.

4.	To approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

5.	To approve a new subadvisory agreement between the Adviser and Ceredex Value Advisors LLC, on behalf of the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, and Small Cap Value Equity Fund.

6.	To approve a new subadvisory agreement between the Adviser and Certium Asset Management LLC, on behalf of the International Equity Fund and International Equity Index Fund.

7.	To approve a new subadvisory agreement between the Adviser and Seix Investment Advisors LLC, on behalf of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund.

8.	To approve a new subadvisory agreement between the Adviser and Silvant Capital Management LLC, on behalf of the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund, and Small Cap Growth Stock Fund.

9.	To approve a new subadvisory agreement between the Adviser and Zevenbergen Capital Investments LLC, on behalf of the Aggressive Growth Stock Fund.

Shareholders of each of the Funds may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the proposals listed above and in the Notice of Special Meeting for each Fund. You are receiving these proxy materials, including one Proxy Card for each Fund you own, because you have the right to vote on these important proposals concerning your investment in the Fund(s).

The word “you” is used in this Proxy Statement to refer to the person or entity that owns the shares and accordingly has voting rights in connection with the shares. For a pension plan, the trustee for the plan generally has the right to vote the shares owned through the plan.

WHICH PROPOSALS DO I VOTE ON?

You are being asked to vote on all proposals that affect a Fund of which you are a shareholder. The following table identifies the Funds that are affected by a particular proposal:

Proposal	Funds Voting
1. To elect Trustees to the Board of Trustees	All Funds voting together.

2. To approve an amendment to the Trust’s Agreement and Declaration of Trust	All Funds voting together.

3. To approve the implementation of a manager of managers arrangement	Each Fund voting separately.

4. To approve a new investment advisory agreement between the Adviser and the Trust	Each Fund voting separately.

Proposal	Funds Voting

5. To approve a new subadvisory agreement between the Adviser and Ceredex Value Advisors LLC	Large Cap Value Equity Fund Mid-Cap Value Equity Fund Small Cap Value Equity Fund

6. To approve a new subadvisory agreement between the Adviser and Certium Asset Management LLC	International Equity Fund International Equity Index Fund

7. To approve a new subadvisory agreement between the Adviser and Seix Investment Advisors LLC

Core Bond Fund

Corporate Bond Fund

Georgia Tax-Exempt Bond Fund

High Grade Municipal Bond Fund

High Income Fund

Intermediate Bond Fund

Investment Grade Tax-Exempt Bond Fund

Limited Duration Fund

Limited-Term Federal Mortgage Securities Fund

North Carolina Tax-Exempt Bond Fund

Seix Floating Rate High Income Fund

Seix High Yield Fund

Short-Term Bond Fund

Short-Term Municipal Bond Fund

Short-Term U.S. Treasury Securities Fund

Total Return Bond Fund

Ultra-Short Bond Fund

U.S. Government Securities Fund

U.S. Government Securities Ultra-Short Bond Fund

Virginia Intermediate Municipal Bond Fund

8. To approve a new subadvisory agreement between the Adviser and Silvant Capital Management LLC	Large Cap Growth Stock Fund Select Large Cap Growth Stock Fund Small Cap Growth Stock Fund

9. To approve a new subadvisory agreement between the Adviser and Zevenbergen Capital Investments LLC	Aggressive Growth Stock Fund

HOW DO I VOTE?

You may vote in person, by mail, telephone or internet. Joint owners must each sign the Proxy Card. Shareholders of the Funds whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee. If your proxy is properly returned by the close of business on March 11, 2014 if you vote by mail, or by midnight Eastern time on March 11, 2014 if you vote by telephone or internet, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions with respect to a proposal but is signed, dated and returned, it will be treated as an instruction to vote the shares “FOR” the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or internet, the shareholder may still submit by mail the Proxy Card sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the proxy solicitor (discussed below) toll-free at 855-737-3174.

A shareholder may revoke a proxy at any time prior to the vote on a proposal by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

WHO WILL SOLICIT MY PROXY?

The Trust has retained Broadridge Financial Solutions, Inc., a professional proxy solicitation firm (“Solicitor”), to assist in the solicitation of proxies, at an estimated cost of $1.5 million. All expenses in connection with the Special Meeting of the Shareholders, including the printing, mailing, solicitation and vote tabulation and expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative has the responsibility to explain the process, read the proposals on the Proxy Card, and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or email to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 855-737-3174.

In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, emails, fax, or other communication.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

Additional information about the Funds is available in their respective prospectuses, statement of additional information and annual shareholder reports.

You can obtain copies of the prospectuses, statement of additional information and annual shareholder report of the Funds, upon request, without charge, by writing to RidgeWorth Funds, P.O. Box 8053, Boston, MA 02266-8053, by calling 1-888-784-3863, or by accessing the Trust’s website at www.ridgeworth.com, or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. This Proxy Statement should be read in conjunction with the annual shareholder report.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that shareholders of each Fund vote “FOR” each of the applicable proposals described in this Proxy Statement.

PROPOSAL 1: ELECTION OF TRUSTEES TO THE BOARD

WHAT IS PROPOSAL 1?

The purpose of this Proposal is to ask shareholders to elect Tim E. Bentsen and Ashi S. Parikh to the Board of Trustees. Both Mr. Bentsen and Mr. Parikh are current members of the Board. Mr. Bentsen was appointed by the other members on March 1, 2012 and has served as a Trustee of the Trust since April 1, 2012. Mr. Parikh was appointed by the other members on December 20, 2013 and has served as a Trustee of the Trust since December 23, 2013.

The Board consists of seven Trustees: Tim E. Bentsen, Jeffrey M. Biggar, George C. Guynn, Sidney E. Harris, Warren Y. Jobe, Connie D. McDaniel, and Ashi S. Parikh, all of whom except Mr. Parikh are independent or disinterested persons within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). A Trustee is deemed to be independent to the extent he or she is not an “interested person” of the Trust, as that term is defined in the 1940 Act (“Independent Trustee”). Each of the current Trustees (with the exception of Mr. Bentsen and Mr. Parikh) was elected by shareholders of the Trust on January 30, 2008. Mr. Bentsen was appointed by the other Trustees at the Board’s March 1, 2012 meeting to fill a vacancy created by the retirement of a former Trustee and has not been elected by shareholders. Mr. Parikh was appointed by the other Trustees at the Board’s December 20, 2013 meeting in connection with the expected acquisition of the Adviser, which is described below with respect to Proposals 4-9, and has not been elected by shareholders. The Board proposes that shareholders of the Trust elect Mr. Bentsen and Mr. Parikh (the “Nominees”) to the Board so as to have a Board made up of members all of whom have been elected by shareholders.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of the Nominees. The Nominees have consented to being named in this Proxy Statement and to serving on the Board. However, if the Nominees should become unavailable for election, due to events not known or anticipated, the persons named as proxies will vote for such other nominee(s) as the current Board may recommend.

INFORMATION REGARDING THE NOMINEES

The following table contains the name and age of the Nominees, position(s) and length of service with the Trust, principal occupation during the past five years, any other directorships held by the Nominees and the number of portfolios or funds in the Trust that the Nominees oversee. Unless otherwise indicated, the address of the Nominees is c/o RidgeWorth Investments, 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305.

Name (Age)	Position(s) Held with Trust and Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held During Past 5 Years
INDEPENDENT TRUSTEE

Tim E. Bentsen (60)	Trustee (since 2012)	Lecturer-J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993- 2012); Lead Area Managing Partner (2005-2009); Atlanta Office Managing Partner (2003-2009), KPMG LLP.	33	None
INTERESTED TRUSTEE

Ashi S. Parikh* (47)	Trustee (since 2013)	Chairman, Chief Executive Officer, and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	33	None

*	Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act, because he is an employee of the Adviser.

REMAINING TRUSTEES OF THE BOARD

The table below contains similar information about the remaining Trustees of the Board, all of whom are Independent Trustees. Unless otherwise indicated, the address of each Trustee is c/o RidgeWorth Investments, 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305.

Name (Age)	Position(s) Held with Trust and Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held During Past 5 Years

Jeffrey M. Biggar (63)	Trustee (since 2007)	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	33	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)

George C. Guynn (71)	Trustee (since 2008)	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	33	Genuine Parts Company; Oxford Industries; Acuity Brands, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)

Sidney E. Harris (64)	Trustee (since 2004)	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	33	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)

Warren Y. Jobe (73)	Trustee (since 2004)	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	33	WellPoint; UNS Energy (thru 2013)

Connie D. McDaniel (55)	Trustee (since 2005)	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009-2013); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	33	None

BOARD RESPONSIBILITIES

The management and affairs of the Trust and each of the Funds are overseen by the Board under the laws of the Commonwealth of Massachusetts. The Board is responsible for overseeing each of the Funds. The Trustees have approved contracts under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, subadvisers, distributor and administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and subadvisers, as applicable, are responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Adviser and subadviser provide the Board with an overview of, among other things, their investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer (“CCO”), personnel of the Adviser, subadviser, and other service providers, such as the Funds’ independent registered public accounting firm, make periodic reports to the Audit Committee of the Board or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and subadvisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the Adviser and subadvisers, the Board meets with the Adviser and subadvisers to review the advisory services. Among other things, the Board regularly considers the Adviser’s and subadvisers’ adherence to the Funds’ investment restrictions and compliance with various policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, reports on the Adviser’s and subadvisers’ use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in exchange-traded funds (ETFs), if any.

The Trust’s CCO meets regularly with the Board to review and discuss compliance issues and Fund, Adviser and subadviser risk assessments. At least annually, the CCO provides the Board with a written report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and subadvisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks relating to the valuation and liquidity of portfolio securities. The Funds’ Valuation Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the Trust’s independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements. From their review of these reports and discussions with the Adviser, subadvisers, Funds’ President, Funds’ Chief Financial Officer, CCO, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser, subadvisers, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

INFORMATION ABOUT EACH TRUSTEE’S EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, OR SKILLS

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Bentsen should serve as a Trustee because of his business, accounting and auditing experience, his knowledge of the financial services industry, and his leadership roles as a Lead Area Managing Partner and Office Managing Partner with KPMG LLP, which provide him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities, and the experience he has gained serving as a Trustee of the Trust since 2012.

The Board has concluded that Mr. Biggar should serve as Trustee because of the experience he gained in a variety of roles with different financial and banking institutions, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2007.

The Board has concluded that Mr. Guynn should serve as Trustee because of his experience as a former President and Chief Executive Officer of the Federal Reserve Bank of Atlanta, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2008.

The Board has concluded that Dr. Harris should serve as Trustee because of his background in business, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2004.

The Board has concluded that Mr. Jobe should serve as Trustee because of the business experience he gained in a variety of roles, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2004.

The Board has concluded that Ms. McDaniel should serve as Trustee because of her business, financial and auditing experience, her knowledge of the financial services industry, and the experience she has gained serving as a Trustee of the Trust since 2005.

The Board has concluded that Mr. Parikh should serve as a Trustee because of his experience as Chairman, CEO, and CIO of the Adviser and his knowledge of the financial services industry generally and of mutual funds, including the Trust, specifically, all of which provides him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

BOARD AND COMMITTEES

Board. During the fiscal year ended March 31, 2013, the Board met six times. Each Trustee attended all Board meetings and all meetings held by each committee.

Audit Committee. The Board has an Audit Committee whose function is to assist the Board in fulfilling its responsibilities to shareholders of the Funds with respect to accounting and reporting, and the adequacy of the Funds’ internal controls. The Audit Committee operates in accordance with a charter adopted by the Board, a copy of which is attached hereto as Appendix C. The Audit Committee currently consists of Messrs. Bentsen, Biggar and Harris, and Ms. McDaniel. Furthermore, the Board has determined that Mr. Bentsen and Ms. McDaniel are each an audit committee financial expert as that term is defined by the SEC. During the fiscal year ended March 31, 2013, the Audit Committee met two times.

Governance and Nominating Committee. The Board has a Governance and Nominating Committee whose purposes include considering, evaluating and making recommendations to the Board with respect to nominations for Trustee membership on the Board when necessary or considered advisable; and periodically reviewing Board governance practices, procedures and operations and recommending appropriate changes, as necessary, to the Board. The Governance and Nominating Committee operates in accordance with a charter adopted by the Board, a copy of which is attached hereto as Appendix D. The Governance and Nominating Committee currently consists of Messrs. Guynn, Harris and Jobe. During the fiscal year ended March 31, 2013, the Governance and Nominating Committee met two times.

OWNERSHIP OF FUND SHARES

The table below shows the dollar range of shares beneficially owned by each Trustee in the Funds as of December 31, 2013, unless otherwise noted.

Trustee	Dollar Range of Fund Shares		Aggregate Dollar Range of Shares in All Investment Companies Overseen By Trustee in Family of Investment Companies
Tim E. Bentsen	Large Cap Value Equity Fund	$1-$10,000	$50,001-$100,000
	High Grade Municipal Bond Fund	$10,001-$50,000
	Large Cap Growth Stock Fund	$10,001-$50,000
	High Income Fund	$10,001-$50,000

Jeffrey M. Biggar	Mid-Cap Value Equity Fund	$1-$10,000	$10,001-$50,000
	Large Cap Value Equity Fund	$1-$10,000
	International Equity Fund	$1-$10,000
	Aggressive Growth Stock Fund	$1-$10,000
	Small Cap Value Equity Fund	$1-$10,000

George C. Guynn	None

Trustee	Dollar Range of Fund Shares		Aggregate Dollar Range of Shares in All Investment Companies Overseen By Trustee in Family of Investment Companies

Sidney E. Harris	Seix Floating Rate High Income Fund	Over $100,000	Over $100,000
	High Income Fund	$50,001-$100,000
	Ultra-Short Bond Fund	$1-$10,000

Warren Y. Jobe	Moderate Allocation Strategy	$50,001-$100,000	Over $100,000
	Small Cap Growth Stock Fund	$50,001-$100,000

Connie D. McDaniel	Large Cap Growth Stock Fund	$10,001-$50,000	Over $100,000
	Large Cap Value Equity Fund	$10,001-$50,000
	Mid-Cap Value Equity Fund	$10,001-$50,000
	Small Cap Value Equity Fund	$10,001-$50,000
	Seix Floating Rate High Income Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Aggressive Growth Stock Fund	$10,001-$50,000

Ashi S. Parikh	Seix Floating Rate High Income Fund	$50,001-$100,000	Over $100,000
	Mid-Cap Value Equity Fund	$50,001-$100,000
	Corporate Bond Fund	$10,001-$50,000
	Investment Grade Tax-Exempt Bond Fund	$50,001-$100,000
	Large Cap Growth Stock Fund	$50,001-$100,000
	Large Cap Value Equity Fund	$50,001-$100,000
	High Grade Municipal Bond Fund	$10,001-$50,000
	International Equity Fund	$50,001-$100,000
	Small Cap Growth Stock Fund	$50,001-$100,000
	High Income Fund	$50,001-$100,000
	Select Large Cap Growth Stock Fund	$10,001-$50,000
	Conservative Allocation Strategy	$10,001-$50,000
	Total Return Bond Fund	$50,001-$100,000
	Intermediate Bond Fund	$50,001-$100,000
	Moderate Allocation Strategy	$1-$10,000
	Growth Allocation Strategy	$10,001-$50,000
	Aggressive Growth Allocation Strategy	$10,001-$50,000

REMUNERATION OF TRUSTEES

Effective January 1, 2014, each Independent Trustee (except for the Chair of the Board and the Chairs of each Committee) is entitled to receive (i) an annual retainer fee of $92,900, (ii) a quarterly meeting fee of $6,900, and (iii) a special interim meeting (being a meeting that occurs between regularly scheduled meetings with limited materials for review and a modest time commitment) fee of $4,000. For the Chairs of each Committee, the annual retainer fee, quarterly meeting fee, and special interim meeting fee are $102,200, $6,900 and $4,000, respectively. For the Chair of the Board, the annual retainer fee, quarterly meeting fee, and special interim meeting fee are $116,200, $8,700 and $5,000, respectively. Each Trustee who is a member of the Audit Committee and/or Governance and Nominating Committee (except for the Chair of the Committee), all of whom are Independent Trustees, receives a meeting fee of $3,500. The Chair of each Committee receives a meeting fee of $5,200.

Prior to January 1, 2014, each Independent Trustee (except for the Chair of the Board) received an annual retainer fee of $91,100 and a quarterly meeting fee of $6,700. Each Independent Trustee also may have received a special interim meeting fee of $3,900. For the Chair of the Board, the annual retainer fee, quarterly meeting fee, and special interim meeting fee were $113,900, $8,700 and $5,000, respectively. Each Trustee who was a member of the Audit Committee and/or Governance and Nominating Committee (except for the Chair of the Committee), all of whom are Independent Trustees, received a meeting fee of $3,400. The Chair of each Committee received a meeting fee of $5,100.

Prior to January 1, 2013, each Independent Trustee (except for the Chair of the Board) received an annual retainer fee of $88,000 and a quarterly meeting fee of $6,500. Each Independent Trustee also received a special interim meeting fee of $3,800. For the Chair of the Board, the annual retainer fee, quarterly meeting fee, and special interim meeting fee were $110,000, $8,125 and $4,750, respectively. Each Trustee who is a member of the Audit Committee and/or Governance and Nominating Committee (except for the Chair of the Committee), all of whom are Independent Trustees, received a meeting fee of $3,250. The Chair of each Committee received a meeting fee of $4,850.

The aggregate compensation paid to each Independent Trustee is allocated on a pro rata basis among each Fund based on the relative net assets of each Fund. The Funds also reimburse the Independent Trustees for travel and other out-of-pocket expenses incurred in connection with attending Board and committee meetings.

The table below shows the compensation paid to the Independent Trustees during the fiscal year ended March 31, 2013.

Name of Trustee*	Aggregate Compensation from the Trust ($)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust ($)
Tim E. Bentsen	$131,925	N/A	N/A	$131,925
Jeffrey M. Biggar	$131,925	N/A	N/A	$131,925
George C. Guynn	$131,775	N/A	N/A	$131,775
Sidney E. Harris	$169,775	N/A	N/A	$169,775
Warren Y. Jobe	$134,975	N/A	N/A	$134,975
Connie McDaniel	$135,225	N/A	N/A	$135,225

*	Mr. Clarence H. Ridley ended his tenure as a Trustee of the Trust on May 9, 2012. During the fiscal year ended March 31, 2013, the Funds paid $22,000 as compensation to Mr. Ridley.

OFFICERS OF THE TRUST

The Trust’s officers are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The officers of the Trust, together with such persons’ positions with the Trust and principal occupation for the last five years, are listed in Appendix E.

WHAT IS THE REQUIRED VOTE?

If a quorum is present at the Special Meeting, the affirmative vote of a plurality of shares voted in person or by proxy at the Special Meeting is required for the election of each Nominee to the Board.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL 1?

If shareholders of the Trust do not approve the Nominees, the Funds will continue to be managed under the current Trustees and the Board will determine what action, if any, should be taken.

THE BOARD RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE ELECTION OF THE NOMINEES.

PROPOSAL 2: APPROVAL OF AMENDMENT TO AGREEMENT AND

DECLARATION OF TRUST

WHAT IS PROPOSAL 2?

The Trust is organized as a Massachusetts business trust and is subject to Massachusetts law. The Trust was formed and operates pursuant to its Agreement and Declaration of Trust (“Declaration of Trust”), which sets forth various provisions relating primarily to the governance of the Trust and the Funds and the powers of the Trust to conduct its business. The Trust was formed in 1992 and the Declaration of Trust was amended by the Board in 2008 to change the name of the Trust from “STI Classic Funds” to “RidgeWorth Funds”.

On December 20, 2013, the Board approved, and recommends that shareholders of the Trust approve, the proposed amendment to the Declaration of Trust. The amendment would generally permit the Trustees to amend the Declaration of Trust in the future without shareholder approval, except with respect to (i) any amendment that would affect shareholders’ right to vote granted in the Declaration of Trust, (ii) any amendment having the effect of decreasing the right of shareholders in regard to liability and indemnification, and (iii) any amendment as may be required by law or the Trust’s registration statement. The purpose of the amendment is to provide the Board with more flexibility to change the Trust’s organizational documents to adapt to changes in market and regulatory conditions. The amendment is intended to allow the Trust to operate in a more efficient and economical manner, potentially resulting in reduction or elimination of costs and delays over time. Adoption of the amendment to the Declaration of Trust will not alter in any way the Trustees’ existing fiduciary responsibility to act with due care and in the shareholders’ interests. Before utilizing any new flexibility that the amendment may afford, the Trustees must first consider the shareholders’ best interests and then act in accordance with such interests.

The specific language of the amendment is set forth below. The form of amendment to the Declaration of Trust is attached to this Proxy Statement as Appendix F and the specific sections of the Declaration of Trust referenced in the amendment are included in Appendix G.

Currently, Article IX, Section 7 of the Declaration of Trust states:

Section 7. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series as classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or classes affected and no vote of Shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

If approved, Article IX, Section 7 would be amended as follows:

Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto, or an amended and restated Declaration of Trust. Shareholders shall have the right to vote only (i) on any amendment or supplement having the effect of decreasing their right with regard to liability and indemnification, as set forth in Article III Section 5 and Article VIII, respectively; (ii) on any amendment or supplement that would affect their right to vote granted in Article V Section 1; (iii) on any amendment or supplement to this Section 7; (iv) on any amendment or supplement as may be required by law or by the Trust’s registration statement filed with the Securities and Exchange Commission; and (v) on any amendment or supplement submitted to them by the Trustees. Any vote required or permitted to be submitted to Shareholders of one or more series or classes that, as the Trustees determine, shall affect the Shareholders of one or more series or classes shall be authorized by a vote of the Shareholders of each series or class affected and no vote of shareholders of a series or class not affected shall be required. No amendment to this Declaration of Trust or repeal of any provision hereof shall limit or eliminate the benefit provided to Trustees and officers under this Declaration of Trust in connection with any act or omission that occurred prior to such amendment or repeal.

This amendment permits the Trustees, with certain exceptions, to amend, supplement or restate the Declaration of Trust without shareholder approval. No such amendments, supplements or restatements are contemplated at this time.

Under the amended Declaration of Trust, shareholders generally would have the right to vote on any proposed amendment that would decrease their rights in regard to liability and indemnification, as well as on any amendment affecting their right to vote granted by the Declaration of Trust. The current Declaration of Trust, on the other hand, requires shareholder approval for all amendments or supplements, except those relating to changing the name of the Trust, supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision. As mentioned above, the amendment is intended principally to afford the Board the additional flexibility, for example, to accommodate possible future changes in Massachusetts law without requiring, and incurring the delay and expenses of holding, a meeting of shareholders, and to allow the Trust to operate in a more efficient and economical manner and help streamline corporate governance. The Trustees remain subject to continuing fiduciary obligations to act with due care and in the shareholders’ interest.

WHAT IS THE REQUIRED VOTE?

Shareholders of the Funds will vote together on the proposal to amend the Declaration of Trust. The affirmative vote of a majority of the shares of the Funds voted at the Special Meeting at which a quorum is present is required to approve this Proposal 2.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL 2?

If shareholders of the Trust do not approve the amendment to the Declaration of Trust, the Trust will continue to operate under the current Declaration of Trust and the Board will determine what action, if any, should be taken.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE AMENDMENT TO THE DECLARATION OF TRUST.

PROPOSAL 3: APPROVAL OF A MANAGER OF MANAGERS ARRANGEMENT FOR THE FUNDS

WHAT IS PROPOSAL 3?

The Funds’ investment management services are currently being provided by the Adviser pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund. Subject to the approval of the Board and of the shareholders of the applicable Funds, the Adviser is permitted to engage subadvisers to provide investment advisory services to the Funds. If the Adviser delegates subadvisory duties to a subadviser, it remains responsible for monitoring and evaluating the performance of the subadviser. The Adviser has retained the services of subadvisers for the Funds as follows:

Subadvisers	Subadvised Funds
Ceredex Value Advisors LLC	Large Cap Value Equity Fund Mid-Cap Value Equity Fund Small Cap Value Equity Fund
Certium Asset Management LLC	International Equity Fund International Equity Index Fund
Seix Investment Advisors LLC

Core Bond Fund

Corporate Bond Fund

High Income Fund

Intermediate Bond Fund

Limited Duration Fund

Limited-Term Federal Mortgage Securities Fund

Seix Floating Rate High Income Fund

Seix High Yield Fund

Total Return Bond Fund

U.S. Government Securities Fund

Silvant Capital Management LLC	Large Cap Growth Stock Fund Select Large Cap Growth Stock Fund Small Cap Growth Stock Fund
StableRiver Capital Management LLC

Georgia Tax-Exempt Bond Fund

High Grade Municipal Bond Fund

Investment Grade Tax-Exempt Bond Fund

North Carolina Tax-Exempt Bond Fund

Short-Term Bond Fund

Short-Term Municipal Bond Fund

Short-Term U.S. Treasury Securities Fund

Ultra-Short Bond Fund

U.S. Government Securities Ultra-Short Bond Fund

Virginia Intermediate Municipal Bond Fund

Zevenbergen Capital Investments LLC	Aggressive Growth Stock Fund

Each subadviser is responsible, subject to the general supervision of the Adviser and the Board, for purchase, retention and sale of securities for the applicable Fund. Under each subadvisory agreement , the Adviser monitors the investment program of the subadviser to each Fund, reviews all data and financial reports prepared by the subadviser, establishes and maintains communications with the subadviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, and regulatory compliance reports. The Adviser also currently oversees and monitors the performance of each Fund’s subadviser and is responsible for determining whether to recommend to the Board that a particular subadvisory agreement be entered into or terminated. A determination of whether to recommend the termination of the subadvisory agreement depends on a number of factors, including, but not limited to, the subadviser’s performance record while managing a Fund.

Generally, a Fund must obtain shareholder approval to retain a new subadviser or make a material modification to an existing subadvisory agreement. However, on August 30, 2011, the SEC issued an order permitting the

Trust and the Adviser to enter into or materially modify a new subadvisory agreement with an unaffiliated subadviser, subject to approval by the Board (including a majority of Independent Trustees), without requiring approval from the applicable Fund’s shareholders (“SEC Order”). Shareholders of each Fund are being asked to approve the implementation of the SEC Order. Approval of this proposal should help the Funds avoid unnecessary costs and provide the Funds with additional flexibility to achieve their respective investment objectives.

The process to obtain shareholder approval of new subadvisory arrangements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to the subadvisory arrangements for the Funds could result in minimal additional value to shareholders but significant expenditure of time and money. If this proposal is approved, each Fund will be able to select one or more unaffiliated subadvisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. In all cases, shareholder interests will continue to be protected because the Board will review and approve all subadvisory arrangements and will monitor the performance of each subadviser on an ongoing basis. The Adviser, not the Funds, will continue to pay all subadvisory fees. The Adviser’s and each subadviser’s fees are generally subject to Board review and approval on an annual basis. The Board will continue to monitor the level of fees paid to the Adviser and each subadviser and will have the opportunity to lower such fees if it determines that the Adviser has achieved cost advantages or economies of scale from any subadvisory arrangement that should be passed on to a Fund’s shareholders.

INFORMATION ABOUT THE FUNDS’ ADVISER

The Adviser, whose principal office is located at 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305, is a partially-owned subsidiary of SunTrust Banks, Inc. RidgeWorth Investments is the trade name of RidgeWorth Capital Management, Inc., a professional investment management firm registered with the SEC as an investment adviser. In the event the proposed transaction discussed in Proposals 4-9 is consummated, RidgeWorth Investments will continue to be used as the trade name for the newly created operating company RidgeWorth Capital Management LLC. See Appendix H to this Proxy Statement for a listing of the names, addresses, and the principal occupations of the principal executive officers of the Adviser. As of November 30, 2013, the Adviser managed over $50 billion in assets.

CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE SEC ORDER

Under the terms of the SEC Order, the Funds and the Adviser are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before the Adviser and the Funds may implement the arrangement described above permitting the Adviser to enter into or materially amend subadvisory agreements with unaffiliated subadvisers. Further, under the conditions of the SEC Order, within 90 days of a change to a subadvisory arrangement, each Fund’s shareholders must be provided with an information statement that contains information about the subadviser and subadvisory agreement that would be contained in a proxy statement. In addition, in order to rely on the manager of managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then-existing Independent Trustees. The SEC Order does not apply to subadvisory agreements with affiliated subadvisers.

WHAT FACTORS WERE CONSIDERED BY THE BOARD OF TRUSTEES?

In determining whether or not it was appropriate to approve the proposed manager of managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Adviser. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. At the December 20, 2013 meeting of the Board, the Board voted to recommend approval of Proposal 3 to shareholders of the Funds.

After carefully considering the Funds’ contractual arrangement under which the Adviser has been engaged as an investment adviser, and the Adviser’s experience in recommending and monitoring subadvisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of subadvisers to be conducted by the Adviser. The Board also believes that this approach would be consistent with shareholders’

expectations that the Adviser will use its expertise to recommend to the Board qualified candidates to serve as subadvisers.

The Board will continue to provide oversight of the subadviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended subadvisory agreements. In addition, under the 1940 Act, the Board, including a majority of the Independent Trustees, is required to annually review and consider for renewal such agreements after the initial term. Upon entering into, renewing or amending a subadvisory agreement, the Adviser and the subadviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal 3 will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to the Adviser. In the past, when engaging subadvisers and entering into subadvisory agreements, the Adviser has negotiated fees with subadvisers, and will continue to do so. These fees are paid directly by the Adviser and not by the Funds. Therefore, any fee reduction or increase negotiated by the Adviser may be either beneficial or detrimental to the Adviser. The fees paid by the Funds to the Adviser and the fees paid by the Adviser to the subadviser are considered by the Board in approving and renewing the investment management and subadvisory agreements. Any increase in the investment advisory fee paid to the Adviser by the Funds would continue to require shareholder approval. If shareholders approve Proposal 3, the Adviser, pursuant to the advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing.

The Board concluded that it is appropriate and in the interests of each Fund’s shareholders to provide the Adviser and the Board with maximum flexibility to recommend, supervise and evaluate unaffiliated subadvisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently. Currently, to appoint a subadviser to a Fund or to materially amend a subadvisory agreement, the Trust must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and some of the costs may be borne by each Fund. Without the delay inherent in holding a shareholder meeting, the Board and the Adviser would be able to act more quickly to appoint an unaffiliated subadviser with less expense when the Board and the Adviser believe that the appointment would benefit the Funds.

WHAT IS THE REQUIRED VOTE?

Shareholders of each of the Funds will vote separately on the proposal to implement the manager of managers arrangement with the shareholders of all classes of a Fund voting together as a single class. Approval of the manager of managers arrangement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL 3?

If the shareholders of any Fund do not approve the manager of managers arrangement, then the proposal will not be implemented and the Fund’s Adviser will continue to obtain approval from shareholders before entering into or amending agreements with unaffiliated subadvisers.

WHAT IS THE RECOMMENDATION OF THE BOARD?

The Board has determined that approving the manager of managers arrangement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the arrangement and voted to recommend approval to shareholders of each Fund. The Board is recommending that shareholders of each Fund vote “FOR” Proposal 3.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE MANAGER OF MANAGERS ARRANGEMENT.

PROPOSALS 4-9: APPROVAL OF NEW INVESTMENT ADVISORY AND

SUBADVISORY AGREEMENTS FOR EACH FUND

WHAT ARE PROPOSALS 4 THROUGH 9?

Shareholders of each Fund are being asked to approve a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (“New Advisory Agreement”), in connection with a proposed transaction in which employees of the Adviser, in partnership with affiliated investment funds of private equity firm Lightyear Capital, will acquire all outstanding equity shares of the Adviser from SunTrust Banks, Inc. For this same reason, shareholders of each Fund also are being asked to approve new investment subadvisory agreements between the Adviser and each Fund’s subadviser, as applicable (“New Subadvisory Agreements”), except with respect to StableRiver Capital Management LLC (“StableRiver”) as described below. The Board has approved the New Advisory Agreement and New Subadvisory Agreements (collectively, the “New Agreements”) and recommends that shareholders of each Fund approve each of the New Agreements, as applicable.

On December 11, 2013, employees of the Adviser, in partnership with affiliated investment funds of Lightyear Capital, a private equity firm, entered into an agreement to acquire all outstanding equity securities of the Adviser from SunTrust Banks, Inc. for a potential price of up to $265 million (the “Transaction”). The outstanding equity of the Adviser consists solely of a single class of voting securities, all of which will be acquired in the transaction. Shareholder approval of the New Agreements is a condition to the consummation of the Transaction, which is expected to close in the second quarter of 2014. Lightyear Capital is a private equity firm making primarily control investments in North America-based, middle-market financial services companies. Based in New York, Lightyear Capital, through its three affiliated private equity funds, has raised over $2.5 billion of capital and has completed investments across the financial services spectrum including asset management, banks, brokerage, financial technology, insurance, and specialty finance.

After the closing, the Adviser will continue to operate under its current name and the current senior management team and portfolio managers will continue to lead the firm. The Adviser has instituted a highly competitive retention and ownership structure aligning closely to industry best practices and is committed to fully engaging all employees in the growth of the organization. As is customary with asset management transactions, the Adviser has awarded equity to key investment personnel and executives, as well as required those individuals to execute contractual commitments to the firm. Initially, employee ownership will exceed 20%, with the opportunity to increase employee ownership by up to approximately another 20% in the aggregate. Affiliated investment funds of Lightyear Capital will beneficially own a majority interest in the Adviser.

The Adviser believes that the Transaction is a natural step in its evolution to an asset manager that is fully aligned to the interests of its diverse client base. Further, the Adviser believes the transaction will help catalyze substantive future growth by leveraging its unique model of affiliated, style-specific investment boutiques supported by robust infrastructure and distribution capabilities. Finally, the Adviser expects the new, more independent structure to best protect its culture and disciplined investment process, better attract and retain key investment professionals, and enable it to focus squarely on growth.

Like the Adviser, after the closing, each of the Fund’s subadvisers will continue to operate under its current name except StableRiver. Concurrent with the close and with the goal of fully optimizing the Adviser’s fixed income offerings, StableRiver, a seasoned fixed income manager with over $8 billion in assets under management, will integrate into Seix Investment Advisors LLC (“Seix”), a large global fixed income subadviser to the Trust. This integrated firm, managing approximately $36 billion in client assets, will operate under the Seix brand and will create incremental client value through added credit resources, expanded client service capacity, and an increase in the depth of investment management expertise. Therefore, there will not be a proposed new subadvisory agreement with StableRiver. Instead, shareholders of the Funds currently subadvised by StableRiver will be asked to approve a new subadvisory agreement with Seix.

Shareholders are not being asked to approve the Transaction. Rather, as further described below, shareholders are being asked to approve the New Agreements, which will need to be entered into as a result of the Transaction. The New Agreements would be effective upon the closing of the Transaction. If the Transaction is not consummated, the existing advisory agreements for each Fund will continue in effect.

Under the 1940 Act, an investment advisory agreement (including a subadvisory agreement) terminates automatically whenever there is change in control of an adviser that is a party to the agreement. As a result of the Transaction, there will be a change of control of the Adviser, as well as of its five wholly owned subadvisory boutiques that serve as subadvisers to the Funds (i.e., each subadviser to the Funds except Zevenbergen Capital Investments LLC, which is minority owned by the Adviser). Therefore, consummation of the Transaction will result in the automatic termination of all of the existing investment advisory and subadvisory agreements of the Funds as follows:

1.	Investment advisory agreement between the Adviser and the Trust, on behalf of each Fund.

2.	Subadvisory agreement between the Adviser and Ceredex Value Advisors LLC, on behalf of the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, and Small Cap Value Equity Fund.

3.	Subadvisory agreement between the Adviser and Certium Asset Management LLC, on behalf of the International Equity Fund and International Equity Index Fund.

4.	Subadvisory agreement between the Adviser and Seix Investment Advisors LLC, on behalf of the Core Bond Fund, Corporate Bond Fund, High Income Fund, Intermediate Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Total Return Bond Fund, and U.S. Government Securities Fund.

5.	Subadvisory agreement between the Adviser and Silvant Capital Management LLC, on behalf of the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund, and Small Cap Growth Stock Fund.

6.	Subadvisory agreement between the Adviser and StableRiver Capital Management LLC, on behalf of the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Ultra-Short Bond Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund.

7.	Subadvisory agreement between the Adviser and Zevenbergen Capital Investments LLC, on behalf of the Aggressive Growth Stock Fund.

For the Adviser and the various subadvisers to continue to provide investment advisory services to the Funds following the closing of the Transaction, shareholders of each Fund must approve the New Agreements with respect to their Fund. The New Agreements are identical in all materials respects to the existing agreements, except for the dates of execution, effectiveness, and termination. Total advisory compensation for each Fund will not change, nor will the services provided under the agreements. However, because StableRiver will be integrating into Seix as part of the Transaction, shareholders of the Funds currently subadvised by StableRiver are being asked to approve the proposed new agreement between the Adviser and Seix. In connection with the integration, the advisory/subadvisory fee split between the Adviser and Seix will change from 40%/60%, respectively, to 50%/50%. Importantly, the total advisory fee will not change for any Fund.

WHAT ARE THE TERMS OF THE NEW AGREEMENTS?

The forms of the New Agreements are attached as Appendix I. The New Agreements are substantially identical in all material respects to the existing agreements except for the change described above to the advisory/subadvisory fee split between the Adviser and Seix and the identity of the subadviser in the case of those Funds currently subadvised by StableRiver. However, because the advisory fee paid by a Fund to the Adviser under the New Advisory Agreement will not change, and the Adviser pays each subadviser out of the advisory fee it receives from a Fund, the change to the fee split in the Seix agreement will have no effect on a Fund’s expenses. The current rate of advisory fees and subadvisory fees for each Fund, as well as the amount of advisory and subadvisory fees paid for each Fund for the fiscal year ended March 31, 2013 are attached as Appendix J.

Under the New Advisory Agreement, the Adviser, subject to the control of the Board, and in accordance with the investment objective, policies and limitations of the particular Fund, will continue to manage each Fund for the period and on such terms as set forth in the agreement. It is the responsibility of the Adviser to manage the investment of the assets of the Funds, to continuously review, supervise and administer the investment program of each Fund, and to determine, in its discretion, the securities to be purchased or sold and the portion of the Fund to be held uninvested. The Adviser provides the Trust with records concerning the Adviser’s activities, which the Trust is required to maintain, renders regular reports to the Trust’s officers and the Board concerning the Adviser’s discharge of its responsibilities under the agreement, and pays all expenses involved in the performance of its duties.

Like the existing advisory agreement, the New Advisory Agreement provides that the Adviser shall not be liable to a Fund or any shareholder for anything done or omitted by it in the course of or in connection with rendering services under the agreement, including, without limitation, for any losses that may be sustained in the purchase, holding, redemption or sale of securities on behalf of the Funds, except acts or omissions involving willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties imposed upon it by the agreement, except as may otherwise be provided under provisions of applicable state law, or breach of fiduciary duty with respect to receipt of compensation for services rendered. This provision applies to the Adviser’s directors, officers, employees and other corporate agents, as well as to the Adviser itself. The New Advisory Agreement provides for termination automatically upon assignment and, as to any Fund, at any time without penalty by (i) the Board or a vote of a majority of the Fund’s outstanding shares on not less than 30 days nor more than 60 days written notice to the Adviser or (ii) the Adviser on 90 days written notice to the Trust.

Under the New Subadvisory Agreements, the Adviser will continue to delegate day to day portfolio management of the Funds to the applicable subadviser. Like the existing subadvisory agreements, the New Subadvisory Agreements require the subadvisers to make the investment decisions for and continuously review, supervise, and administer the investment program of the applicable Fund, subject to the supervision of, and policies established by, the Adviser and the Board. The New Subadvisory Agreements also provide: (a) that the subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder; (b) for automatic termination of the agreement in the event of its assignment; and (c) for termination of the agreement at any time without penalty by (i) the Board or a majority of the outstanding shares of a Fund, (ii) the Adviser on not less than 30 days nor more than 60 days written notice to the subadviser, or (iii) the subadviser on 90 days written notice to the Adviser.

If approved by the shareholders, each of the New Agreements provides that it shall continue in effect for an initial period of two years, and will remain in effect thereafter only so long as its continuance with respect to each Fund is specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the applicable Fund and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

WHAT IMPACT, IF ANY, WILL THE NEW AGREEMENTS HAVE ON FUND EXPENSES?

There will be no change in compensation paid to the Adviser by each Fund and total advisory fees will remain the same. There will be no change to the compensation structure under the New Subadvisory Agreements except for the change to the Seix agreement changing the fee split between the Adviser and Seix from 40%/60%, respectively, to 50%/50%. This change will not impact expenses of any Seix-subadvised Fund and is being made to align the fee split percentage across the subadvisory agreements between the Adviser and its wholly owned subadvisory boutiques.

WHAT IMPACT, IF ANY, WILL THE NEW AGREEMENTS HAVE ON THE PORTFOLIO MANAGEMENT SERVICES CURRENTLY BEING PROVIDED TO THE FUNDS?

With the integration of StableRiver into Seix, incremental client value is expected to be created through added credit resources, expanded client service capacity, and an increase in the depth of the investment management expertise. While the same portfolio management team that serves each Fund under the existing agreements is expected to serve the Fund under the New Agreements, in order to leverage this value, it is further anticipated that the current StableRiver portfolio management teams will be augmented by naming additional Seix portfolio managers to the Funds. The remaining Funds will maintain their current subadvisers and portfolio management teams.

INFORMATION ABOUT RIDGEWORTH INVESTMENTS AND THE SUBADVISERS

More information about the Adviser can found under “Information About The Funds’ Adviser” on page 15 of this Proxy Statement and in Appendix H, which also includes information about the subadvisers.

WHAT FACTORS WERE CONSIDERED BY THE BOARD OF TRUSTEES?

The Trust’s Board met several times, including on May 22, 2013, June 3, 2013, August 20, 2013, September 10, 2013, October 10, 2013, November 20, 2013, December 13, 2013, and December 20, 2013, to review information about the Transaction and its potential impact on the Funds and consider the terms of the New Agreements. The Board, including the Independent Trustees, had an opportunity to review the information provided in advance of the meetings by the Adviser and counsel to the Funds. This information included materials that provided detailed information about the Transaction, including information about the financial terms of the Transaction, information from Lightyear Capital provided in response to a detailed series of questions submitted by counsel to the Independent Trustees, information about Lightyear Capital (affiliated investment funds of which will own a majority beneficial interest in the Adviser following the Transaction), and memoranda outlining the legal duties of the Board. The Board also discussed the structure of the Transaction with representatives of the Adviser and Lightyear Capital, and the Independent Trustees also met in executive session with their counsel on various occasions throughout the process.

The Board considered this information carefully in conjunction with the detailed information provided to it by the Adviser in connection with the Board meetings held on October 10, 2013 and November 20, 2013, with respect to the Board’s annual consideration and approval of the continuance of the Funds’ existing advisory agreements. In evaluating the New Agreements on December 20, 2013, the Board conducted a review that was specifically focused upon the approval of those agreements, and relied upon its knowledge, resulting from its meetings throughout the year and over the years, of the Adviser and its services and the Funds.

In approving the New Agreements, determining to submit them to shareholders for approval, and recommending their approval by shareholders, the Trustees considered several factors discussed below. The Board was advised by legal counsel with respect to their deliberations regarding the approval of the New Agreements. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. Its determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Nature, Extent, and Quality of Services. The Board considered information it believed necessary to assess the stability of the Adviser and subadvisers as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Funds following the Transaction. The Board reviewed the details of the anticipated equity structure of the Adviser and subadvisers as a result of the Transaction generally and with respect to the identity and business of the entities and individuals that are expected to become direct or indirect equity owners of the Adviser and subadvisers as a result of the Transaction, including the financial resources of those entities and their ability to assist in growing the Adviser’s business and/or in servicing the Funds.

In this regard, the Board considered information about how the Adviser’s and subadvisers’ management and operations would be structured following the Transaction, including in particular how the Transaction might affect the Adviser’s and subadvisers’ performance or delivery of services under the New Agreements. In particular, the Board noted that the Transaction would result in key investment personnel and executives of the Adviser having additional equity stakes in the Adviser, which should further align their long-term interests with the interests of the Adviser. In addition, the Board observed that these and other employees’ ownership in the Adviser, and the long-term nature of that ownership, and potentially increasing benefits to management from the growth of assets under management, should help the Adviser retain key management and investment personnel, which it deemed important when considering the stability of the Adviser.

The Board considered information addressing the projected benefits to the Adviser expected to result from the Transaction. It received information describing how the Transaction is expected to affect the Adviser’s business, including key personnel, the Adviser’s continuing relationship with SunTrust Banks, Inc. and/or new or changed agreements with SunTrust Banks, Inc. and its affiliates regarding the Adviser’s personnel or services. The Board reviewed the actions proposed to be taken to minimize the likelihood that the Adviser would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by the Adviser following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. In addition, the Board considered information received from the Adviser outlining certain staff reductions that could result from efficiencies gained through the consolidation of duplicative administrative functions. Also, the Board considered information received from the Adviser regarding its proposed financial structure, including new debt of $115 million in a term credit facility and $10 million in a revolving credit facility, as well as its projected financial condition and resources following the closing of the Transaction.

With respect to the Funds’ portfolio managers, the Board received information describing changes that the Adviser anticipated making in the structure of, and the method used in determining, the compensation and incentive programs (e.g., salary, bonus, deferred compensation, and pension and retirement plans and arrangements) received by key investment and management personnel and considered how these changes are expected to better align the interests of key investment and management personnel with those of the Funds’ shareholders and to promote the long term performance of the Funds. The Board considered the integration of StableRiver into Seix and the potential impacts of the integration on the affected Funds and their shareholders.

The Adviser summarized for the Board its efforts both initially and on an ongoing basis to retain the Adviser’s clients and to respond to questions from clients and potential clients regarding the Transaction. In this regard, the Board also considered information concerning SunTrust Banks, Inc.’s and the Adviser’s plans for the Adviser or its affiliates to continue to provide investment management and research to SunTrust Banks, Inc. and its clients on terms substantially similar to those currently in place. The Board also considered the general experience, business and operations of the Adviser.

With respect to Lightyear Capital, the Board engaged in a robust due diligence process, which included meeting Lightyear Capital personnel on multiple occasions and interviewing personnel from Lightyear Capital portfolio companies. The Board reviewed Lightyear Capital’s organizational and business structure and the experience of its key personnel. The Board also considered Lightyear Capital’s operating, transaction, and strategic management experience.

Based on these and other factors, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and their retention justified approval of the New Agreements. The Board concluded that it was reasonably likely that the Adviser and subadvisers would continue to provide the same type and quality of services to the Funds following the Transaction as they had historically provided.

Performance. In considering the investment performance of the Funds, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and subadvisers. In this regard, it had reviewed each Fund’s performance, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and subadvisers’ explanations regarding specific performance issues. Based on this review, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported the approval of the New Agreements.

Fund Expenses. With respect to advisory fees, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and subadvisers. In this regard, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board also noted that the Adviser and subadvisers did not propose or anticipate proposing any change in the current advisory fees or other fees applicable to the Funds as a result of the Transaction. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the New Agreements.

Profitability. With respect to profitability, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and subadvisers. The Board also reviewed new information that described the anticipated effect of the Transaction on the Adviser’s and subadvisers’ profitability after the Transaction. While the Board found that the profitability of the Adviser and subadvisers generally is within the range the Board considered reasonable, the Board observed that any projection regarding profitability under the circumstances would depend on many assumptions as to the Adviser’s financial condition and operations following the Transaction and would be speculative, but that profitability is expected to be moderately reduced.

Economies of Scale. In considering economies of scale, the Board took note of its comprehensive review at its October 10, 2013 and November 20, 2013 meetings in connection with its consideration of the annual continuance of the existing agreements with the Adviser and subadvisers. In this regard, the Board considered the existence of economies of scale and whether they were passed along to shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and subadvisers. The Board considered the Adviser’s representation that it would continue to seek to share economies of scale with the Funds and their shareholders in the future. The Board concluded that, within the context of its full deliberations, the Adviser’s efforts in this regard supported the approval of the New Agreements.

DO ANY EMPLOYEES OF THE ADVISER OR SUBADVISERS HAVE A SUBSTANTIAL INTEREST IN APPROVAL OF THE NEW AGREEMENTS?

Certain officers and employees of the Adviser and subadvisers do have a substantial interest in the approval of the New Agreements. As discussed above, the obligation to consummate the Transaction is contingent on a number of customary conditions, including the approval by the Funds’ shareholders of the New Agreements. In addition, it is contemplated that after the closing, certain officers and employees will beneficially own, collectively, a significant minority interest in the Adviser.

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to a mutual fund, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. The Board has been advised that the parties to the Transaction intend to rely on Section 15(f) and the parties have undertaken to use reasonable best efforts to cause the business of the Adviser in respect of the Funds to comply with the conditions of Section 15(f) after the Transaction closes.

First, for a period of three years after the Transaction, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Trust intends to comply with this 75% requirement with respect to the Board for the three-year period following the Transaction.

The second condition of Section 15(f) is that, for a period of two years after the Transaction, there must not be imposed on the Funds any “unfair burden” as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An “unfair burden” would include any arrangement whereby an adviser, or any “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services necessary for the operation of the Funds) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

WILL THERE BE A CHANGE TO THE BOARD OF TRUSTEES IN CONNECTION WITH THE NEW AGREEMENTS?

As described above in connection with Proposal 1, Ashi S. Parikh, the Chairman, CEO, and CIO of the Adviser, was appointed to the Board by the other Trustees on December 20, 2013. Lightyear Capital discussed with the Board the possibility of appointing an interested trustee. After due consideration, including an evaluation of industry practice with respect to board composition and the potential effect of the addition on board function, the Board determined that Mr. Parikh’s expertise and experience would be valuable to the Board in fulfilling its oversight responsibilities.

WHAT IS THE REQUIRED VOTE?

Approval of each of Proposals 4 through 9 requires an affirmative vote by the shareholders of each Fund, voting separately, of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSALS 4 THROUGH 9?

If the New Agreements are not approved by the Funds’ shareholders, the Transaction may not close. If the Transaction were to close without the New Agreements being approved by shareholders, the existing investment advisory and subadvisory agreements would terminate as of the date of the Transaction and the Adviser and subadvisers for whom new agreements have not been approved by shareholders would cease to be able to provide services to the applicable Funds. To ensure that advisory services are continuously provided to each Fund, the Board will consider what other action is necessary, appropriate, and in the best interests of that Fund and its shareholders under the circumstances, including the possibility of resubmitting an agreement to shareholders for further consideration. To provide it with the time needed to make such determinations, the Board has approved interim advisory agreements with the Adviser and subadvisers in accordance with Rule 15a-4 under the 1940 Act, which would take effect as necessary at the closing of the Transaction. Rule 15a-4 permits an investment adviser to provide services to a mutual fund for a temporary period of time without shareholder approval of the interim agreement so long as the fund’s board, including a majority of its members who are not “interested persons” (as defined by Section 2(a)(19) under the 1940 Act) of the mutual fund, approves the interim agreement and the following conditions, among others, are met:

•	The interim agreement terminates within 150 days after its effective date;

•	Compensation to be received by the adviser under the interim agreement is no greater than the compensation the adviser would have received under the previous investment advisory agreement, and subject to certain exceptions, the interim agreement contains the same terms and conditions as the previous agreement;

•	Compensation earned by the investment adviser under the interim agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement with the adviser;

•	If shareholders approve a new advisory agreement within 150 days of the effective date of the interim agreement, the amount held in the escrow account, including interest, will be paid to the investment adviser; and

•	If shareholders do not approve a new advisory agreement within the above timeframe, the investment adviser will be paid the lesser of the costs incurred performing its services under the interim agreement or the total amount in the escrow account, including interest earned.

The interim agreements are identical in all material respects to the existing agreements, except for the date of execution, effectiveness, termination, compensation conditions, and, with respect to the Seix agreement, the change to the fee split described above.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE APPROVAL OF EACH APPLICABLE NEW AGREEMENT.

GENERAL INFORMATION

WHO ARE THE FUNDS’ REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS?

The accounting firm of PricewaterhouseCoopers LLC (“PwC”) has served as the registered independent public accounting firm for the Funds since the fiscal year ended 2002.

The following table shows fees paid or expected to be paid to PwC for professional audit services during the most recent fiscal years, as well as fees billed for other services rendered by PwC to the Funds:

	2013	2012
Audit Fees[3]	$487,140	$476,795
Audit-Related Fees[4]	$0	$0
Tax Fees[5]	$174,635	$179,526
All Other Fees[6]	$0	$0
Total Fees	$661,775	$656,321

The aggregate non-audit fees billed by PwC for services rendered to the Funds was $174,635 and $179,526 for the fiscal years ended March 31, 2013 and March 31, 2012, respectively. The aggregate non-audit fees billed by PwC for services rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Funds, was $53,100,000 and $17,100,000 for the fiscal years ended March 31, 2013 and March 31, 2012, respectively.

All of the services described in the table above were approved by the Trust’s Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Funds by PwC; and (ii) all non-audit services impacting the operations and financial reporting of the Funds provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee will periodically consider whether PwC’s receipt of non-audit fees from the Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds, is compatible with maintaining the independence of PwC.

PwC has advised the Funds that neither PwC nor any of its partners has any direct or material indirect financial interest in the Funds. Representatives of PwC are not expected to be at the Special Meeting.

[3]	Audit fees consist of fees billed for professional services rendered for the audit of the Funds’ year-end financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings.
[4]	Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ consolidated financial statements.
[5]	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding U.S. federal, state and local tax compliance.
[6]	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

The Board has named Francine Hayes, Secretary of the Trust, and Dan Mastropieri, Assistant Secretary of the Trust, or one or more substitutes designated by them, as proxies who are authorized to vote the Funds’ shares as directed by shareholders. Please complete and execute your Proxy Card. All properly executed Proxy Cards received prior to taking the vote at the Special Meeting, and not revoked, will be voted as instructed on the Proxy Cards. If a Proxy Card is signed and returned without indicating any voting instructions, the shares represented by that Proxy Card will be voted in favor of the proposal, except as described under “What Are The Voting Rights And The Quorum Requirements?”

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

If any other matter is properly presented at the Special Meeting, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

If you wish to attend the Special Meeting and to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you were the beneficial owner of the shares on the Record Date. The Special Meeting is scheduled for 3:00 p.m. Eastern time, on March 12, 2014, at the offices of the Trust, 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

The Board has chosen January 3, 2014 as the Record Date for determining the shareholders of each Fund that are entitled to notice of and to vote at the Special Meeting. Each share of each class of each Fund on the Record Date is entitled to one vote and fractional shares will be counted as a fraction of a vote. Shareholders of the Funds at the close of business on the Record Date will be entitled to be present and to give voting instructions for each Fund in which they are a shareholder at the Special Meeting and any adjournment(s) or postponement(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning a majority of the outstanding shares entitled to vote on a matter is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Shareholders of all Funds will vote as a single class on Proposal 1 (election of a trustee). If the Nominee receives a plurality of the votes cast at the Special Meeting at which a quorum is present, he will be elected as a Trustee of the Trust.

Shareholders of all Funds will vote as a single class on Proposal 2 (amendment to Declaration of Trust). Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Special Meeting, at which a quorum is present.

With respect to Proposals 3 through 9, shareholders of each Fund (including all classes thereof) will vote on each proposal as a single class of shares. Approval of each such proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; and (ii) more than 50% of the outstanding shares of the Fund.

In the event that a quorum of shareholders with respect to any proposal is not represented at the Special Meeting, the Special Meeting may be adjourned by affirmative vote of a majority of the shareholders present in person or by proxy at the Special Meeting and entitled to vote on such matter. If there are insufficient votes to approve a proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies are expected to vote in favor of such adjournment(s) or postponement(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to each proposal, other than Proposal 1, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Card will vote as directed by the shareholder under the Proxy Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUNDS?

Administrator. State Street Bank and Trust Company, which has its principal business offices at One Lincoln Street, Boston, MA 02111, serves as the Funds’ administrator.

Distributor. RidgeWorth Distributors LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Funds’ distributor.

For the fiscal years ended March 31, 2013, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

WHO PAYS FOR THIS PROXY SOLICITATION AND THE SPECIAL MEETING?

All expenses in connection with the Special Meeting of Shareholders, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne by the Adviser.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable U.S. federal and state laws.

WHO SHOULD I CALL WITH QUESTIONS ABOUT THE PROXY?

If you have any questions regarding this proxy, please contact your financial intermediary or the RidgeWorth Funds at 1-888-784-3863.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PLEASE SUBMIT YOUR VOTE PROMPTLY. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED WITH THE PROXY CARD FOR YOUR CONVENIENCE. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR PROXY CARD.

By Order of the Board of Trustees

Julia R. Short, President

RidgeWorth Funds

January 13, 2014

List of Appendices

Appendix A	Shares of Each Class of Each Fund Issued and Outstanding as of the Record Date

Appendix B	Beneficial Owners of More Than 5% of a Class of the Funds as of the Record Date

Appendix C	Audit Committee Charter

Appendix D	Governance and Nominating Committee Charter

Appendix E	Officers of the Trust

Appendix F	Form of Amendment to Declaration of Trust

Appendix G	Declaration of Trust Referenced Excerpts

Appendix H	Principal Executive Officers of RidgeWorth Investments and of the Subadvisers

Appendix I	Forms of New Agreements

Appendix J	Current Advisory and Subadvisory Fees and Amounts Paid

Appendix A

RIDGEWORTH FUNDS

SHARES OF EACH CLASS OF EACH FUND ISSUED AND OUTSTANDING

AS OF THE RECORD DATE

Fund Name	Class	Shares Outstanding
Equity Funds
Aggressive Growth Stock Fund	I	1,687,318.120
Aggressive Growth Stock Fund	A	555,100.130

International Equity Fund	I	2,110,042.160
International Equity Fund	A	382,701.750

International Equity Index Fund	I	9,241,099.750
International Equity Index Fund	A	522,508.150

Large Cap Growth Stock Fund	I	20,013,244.640
Large Cap Growth Stock Fund	A	7,880,583.170
Large Cap Growth Stock Fund	C	5,576,809.490

Large Cap Value Equity Fund	I	103,173,759.670
Large Cap Value Equity Fund	A	22,954,631.970
Large Cap Value Equity Fund	C	1,187,828.930

Mid-Cap Value Equity Fund	I	220,880,962.610
Mid-Cap Value Equity Fund	A	44,498,865.220
Mid-Cap Value Equity Fund	C	5,964,498.180

Select Large Cap Growth Stock Fund	I	373,528.770
Select Large Cap Growth Stock Fund	A	36,174.680
Select Large Cap Growth Stock Fund	C	632,135.370

Small Cap Growth Stock Fund	I	10,720,037.100
Small Cap Growth Stock Fund	A	747,960.340
Small Cap Growth Stock Fund	C	627,270.420

Fixed Income Funds
Corporate Bond Fund	I	5,680,539.810
Corporate Bond Fund	A	96,679.900
Corporate Bond Fund	C	1,242,532.510

Georgia Tax-Exempt Bond Fund	I	11,287,082.790
Georgia Tax-Exempt Bond Fund	A	398,719.480

Fund Name	Class	Shares Outstanding
High Grade Municipal Bond Fund	I	3,557,937.080
High Grade Municipal Bond Fund	A	663,442.230

High Income Fund	I	99,484,234.480
High Income Fund	A	20,373,597.840
High Income Fund	R	3,076,354.320

Intermediate Bond Fund	I	40,655,925.410
Intermediate Bond Fund	A	375,393.290
Intermediate Bond Fund	R	1,940.360

Core Bond Fund	I	19,489,942.880
Core Bond Fund	A	1,044,201.390
Core Bond Fund	R	385,826.330

Investment Grade Tax-Exempt Bond Fund	I	55,387,578.350
Investment Grade Tax-Exempt Bond Fund	A	2,467,813.140

Limited Duration Fund	I	676,439.960

Limited-Term Federal Mortgage Securities Fund	I	445,639.010
Limited-Term Federal Mortgage Securities Fund	A	175,410.750
Limited-Term Federal Mortgage Securities Fund	C	462,245.540

Short-Term Municipal Bond Fund	I	2,654,359.860
Short-Term Municipal Bond Fund	A	578,616.520

North Carolina Tax-Exempt Bond Fund	I	3,733,120.260
North Carolina Tax-Exempt Bond Fund	A	85,990.540

Seix Floating Rate High Income Fund	I	933,275,714.440
Seix Floating Rate High Income Fund	A	21,965,318.770
Seix Floating Rate High Income Fund	C	8,595,315.240

Seix High Yield Fund	I	161,824,651.470
Seix High Yield Fund	A	6,622,357.880
Seix High Yield Fund	R	145,071.270

Short-Term Bond Fund	I	4,392,776.560
Short-Term Bond Fund	A	256,400.820
Short-Term Bond Fund	C	192,993.740

Fund Name	Class	Shares Outstanding
Short-Term U.S. Treasury Securities Fund	I	309,105.380
Short-Term U.S. Treasury Securities Fund	A	213,350.890
Short-Term U.S. Treasury Securities Fund	C	526,631.670

Total Return Bond Fund	I	100,049,587.630
Total Return Bond Fund	A	3,889,953.280
Total Return Bond Fund	R	7,151,017.330

U.S. Government Securities Fund	I	2,681,593.470
U.S. Government Securities Fund	A	123,810.420
U.S. Government Securities Fund	C	181,222.110

U.S. Government Securities Ultra-Short Bond Fund	I	206,335,877.580

Ultra-Short Bond Fund	I	11,653,081.360

Virginia Intermediate Municipal Bond Fund	I	11,978,620.690
Virginia Intermediate Municipal Bond Fund	A	851,386.470

Allocation Strategies
Aggressive Growth Allocation Strategy	I	1,757,637.070
Aggressive Growth Allocation Strategy	A	535,867.440
Aggressive Growth Allocation Strategy	C	80,431.190

Conservative Allocation Strategy	I	2,147,387.240
Conservative Allocation Strategy	A	1,288,418.950
Conservative Allocation Strategy	C	1,363,924.550

Growth Allocation Strategy	I	4,697,692.170
Growth Allocation Strategy	A	867,074.300
Growth Allocation Strategy	C	274,737.600

Moderate Allocation Strategy	I	11,539,218.890
Moderate Allocation Strategy	A	1,820,814.060
Moderate Allocation Strategy	C	1,324,978.720

Appendix B

RIDGEWORTH FUNDS

BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE FUNDS AS OF THE

RECORD DATE

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY – A GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	14.61%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY – A ING LIFE INSURANCE AND ANNUITY COMP ONE ORANGE WAY WINDSOR CT 06095-4773	7.44%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	71.99%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	91.93%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY– I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	61.64%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY– I WILMINGTON TRUST RISC AS TTEE FBO OCALA HEART INSTITUTE, INC. 401K P.O. BOX 52129 PHOENIX AZ 85072-2129	13.69%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY– I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.87%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY– I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ID866 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.26%

RIDGEWORTH AGGRESSIVE GROWTH STOCK FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	25.96%

RIDGEWORTH AGGRESSIVE GROWTH STOCK FUND – A FIRST CLEARING LLC EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.55%

RIDGEWORTH AGGRESSIVE GROWTH STOCK FUND – I BROWN BROTHERS HARRIMAN & CO ATTN MUTUAL FUNDS SERVICES 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1692	5.92%

RIDGEWORTH AGGRESSIVE GROWTH STOCK FUND – I LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 92150-9046	6.20%

RIDGEWORTH AGGRESSIVE GROWTH STOCK FUND – I RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.01%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH AGGRESSIVE GROWTH STOCK FUND – I NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11.90%

RIDGEWORTH AGGRESSIVE GROWTH STOCK FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	14.47%

RIDGEWORTH AGGRESSIVE GROWTH STOCK FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	27.82%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	5.16%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	7.46%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.17%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	11.25%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.28%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOME 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	10.09%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	11.37%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – C RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	22.07%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	22.94%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOME 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	14.26%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.35%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – I FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.25%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.49%

RIDGEWORTH CORE BOND FUND – A NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	21.70%

RIDGEWORTH CORE BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	30.84%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CORE BOND FUND – A UMB BANK NA FBO FIDUCIARY FOR VARIOUS RETIRMENT PROGRAMS ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-1000	13.67%

RIDGEWORTH CORE BOND FUND – I LINCOLN RETIREMENT SERVICES CO FBO VITAS HEALTHCARE CORPORATION 40 FORT WAYNE IN 46801-7876	6.27%

RIDGEWORTH CORE BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.25%

RIDGEWORTH CORE BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	8.77%

RIDGEWORTH CORE BOND FUND – I UMBSC & CO FBO OMNIBUS-CASH INVESTMENT MANAGEMENT P O BOX 419260 KANSAS CITY MO 64141-6260	8.23%

RIDGEWORTH CORE BOND FUND – I MAC & CO A/C MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	5.76%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CORE BOND FUND – I MITRA & COMPANY ATTN MUTUAL FUNDS DEPT 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	5.28%

RIDGEWORTH CORE BOND FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	31.85%

RIDGEWORTH CORE BOND FUND – R ORLANDO ORANGE CO CONVENTION VISITORS BUREAU 6277 SEA HARBOR DR STE 400 ORLANDO FL	9.42%

RIDGEWORTH CORE BOND FUND – R NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	66.25%

RIDGEWORTH CORPORATE BOND FUND – A STATE STREET BANK & TRUST CUST FOR THE IRA OF RICHARD J MAUSER 5536 SAGO PALM DR ORLANDO FL 32819-7157	5.56%

RIDGEWORTH CORPORATE BOND FUND – A AMERICAN ENTERPRISE INV SVCS A/C 3972-7975 707 2ND AVENUE SOUTH MINNEAPOLIS MN 55402-2405	5.49%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CORPORATE BOND FUND – A AMERICAN ENTERPRISE INV SVCS A/C 1139-7291 707 2ND AVENUE SOUTH MINNEAPOLIS MN 55402-2405	6.38%

RIDGEWORTH CORPORATE BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	35.52%

RIDGEWORTH CORPORATE BOND FUND – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOME 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	8.19%

RIDGEWORTH CORPORATE BOND FUND – A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.23%

RIDGEWORTH CORPORATE BOND FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	86.35%

RIDGEWORTH CORPORATE BOND FUND – I COMMUNITY FOUNDATION* FOR SOUTHEAST MICHIGAN 333 WEST FORT ST SUITE 2010 DETROIT MI 48226-3134	56.46%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CORPORATE BOND FUND – I NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	12.97%

RIDGEWORTH CORPORATE BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.94%

RIDGEWORTH GEORGIA TAX-EXEMPT BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	65.15%

RIDGEWORTH GEORGIA TAX-EXEMPT BOND FUND – A CHARLES SCHWAB CO INC FBO 27273121 ATLANTA GA 30329-4136 ATTN MUTUAL FUND OPERATIONS 333 4 211 MAIN ST SAN FRANCISCO CA 94105-1905	18.39%

RIDGEWORTH GEORGIA TAX-EXEMPT BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	74.93%

RIDGEWORTH GEORGIA TAX-EXEMPT BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	12.78%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH GROWTH ALLOCATION STRATEGY – A GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.26%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – A ING LIFE INSURANCE AND ANNUITY COMP ONE ORANGE WAY WINDSOR CT 06095-4773	6.77%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	71.32%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	78.08%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	7.31%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	16.64%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – I WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	7.51%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH GROWTH ALLOCATION STRATEGY – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	63.19%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – I GREAT-WEST TRUST CO LLC FBO PUTNAM FBO RECORDKEEPING FOR VARIOUS BENEF 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.21%

RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	6.86%

RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – A FIRST CLEARING LLC FOR THE EXCLUSIVE BENEFIT OF THE CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.42%

RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	34.03%

RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – A UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	21.89%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	25.85%

RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	6.09%

RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	9.11%

RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.57%

RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – I UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	7.30%

RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – I FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.42%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – I LPL FINANCIAL ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	5.30%

RIDGEWORTH HIGH GRADE MUNICIPAL BOND FUND – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	15.60%

RIDGEWORTH HIGH INCOME FUND – A UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	35.12%

RIDGEWORTH HIGH INCOME FUND – A TRUST COMPANY OF AMERICA FBO #324 PO BOX 6503 ENGLEWOOD CO 80155-6503	6.10%

RIDGEWORTH HIGH INCOME FUND – A FIRST CLEARING LLC FOR THE EXCLUSIVE BENEFIT OF THE CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.65%

RIDGEWORTH HIGH INCOME FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	15.80%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH HIGH INCOME FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	7.41%

RIDGEWORTH HIGH INCOME FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	61.59%

RIDGEWORTH HIGH INCOME FUND – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.01%

RIDGEWORTH HIGH INCOME FUND – R ING LIFE INSURANCE AND ANNUITY COMP ONE ORANGE WAY WINDSOR CT 06095-4773	15.82%

RIDGEWORTH HIGH INCOME FUND – R AMERICAN UNITED LIFE INSURANCE GROUP RETIREMENT ANNUITY ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	7.93%

RIDGEWORTH HIGH INCOME FUND – R NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	46.04%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH INTERMEDIATE BOND FUND – A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.99%

RIDGEWORTH INTERMEDIATE BOND FUND – A GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	16.04%

RIDGEWORTH INTERMEDIATE BOND FUND – A UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	31.33%

RIDGEWORTH INTERMEDIATE BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	32.09%

RIDGEWORTH INTERMEDIATE BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	13.47%

RIDGEWORTH INTERMEDIATE BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	15.07%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH INTERMEDIATE BOND FUND – R CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	34.01%

RIDGEWORTH INTERMEDIATE BOND FUND – R RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	59.74%

RIDGEWORTH INTERNATIONAL EQUITY FUND – A ANTHONY R GRAY* 452 SYLVAN DR WINTER PARK FL 32789-3975	10.85%

RIDGEWORTH INTERNATIONAL EQUITY FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	73.58%

RIDGEWORTH INTERNATIONAL EQUITY FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	21.69%

RIDGEWORTH INTERNATIONAL EQUITY FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	12.33%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH INTERNATIONAL EQUITY FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	6.43%

RIDGEWORTH INTERNATIONAL EQUITY FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH MODERATE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	26.77%

RIDGEWORTH INTERNATIONAL EQUITY FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	5.52%

RIDGEWORTH INTERNATIONAL EQUITY FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	14.21%

RIDGEWORTH INTERNATIONAL EQUITY INDEX FUND – A TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DRIVE QUINCY MA 02169-0938	7.02%

RIDGEWORTH INTERNATIONAL EQUITY INDEX FUND – A GREAT-WEST TRUST COMPANY LLC CUSTOD EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.36%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH INTERNATIONAL EQUITY INDEX FUND – A GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.68%

RIDGEWORTH INTERNATIONAL EQUITY INDEX FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	69.49%

RIDGEWORTH INTERNATIONAL EQUITY INDEX FUND – I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.77%

RIDGEWORTH INTERNATIONAL EQUITY INDEX FUND – I GREAT WEST LIFE & ANNUITY GWLA-FFII-STI CLS INTER EQ IND I 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.57%

RIDGEWORTH INTERNATIONAL EQUITY INDEX FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	9.18%

RIDGEWORTH INTERNATIONAL EQUITY INDEX FUND – I GREAT-WEST TRUST COMPANY LLC TTEE/C FBO:GREAT WEST IRA ADVANTAGE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.99%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH INTERNATIONAL EQUITY INDEX FUND – I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	19.42%

RIDGEWORTH INTERNATIONAL EQUITY INDEX FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	23.41%

RIDGEWORTH INVESTMENT GRADE BOND TAX-EXEMPT FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	41.54%

RIDGEWORTH INVESTMENT GRADE BOND TAX-EXEMPT FUND – A MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.55%

RIDGEWORTH INVESTMENT GRADE BOND TAX-EXEMPT FUND – A UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	7.07%

RIDGEWORTH INVESTMENT GRADE BOND TAX-EXEMPT FUND – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	8.97%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH INVESTMENT GRADE TAX-EXEMPT BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	29.69%

RIDGEWORTH INVESTMENT GRADE TAX-EXEMPT BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	18.94%

RIDGEWORTH INVESTMENT GRADE TAX-EXEMPT BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	8.37%

RIDGEWORTH INVESTMENT GRADE TAX-EXEMPT BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	6.70%

RIDGEWORTH INVESTMENT GRADE TAX-EXEMPT BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	8.60%

RIDGEWORTH LARGE CAP GROWTH STOCK FUND – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.29%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH LARGE CAP GROWTH STOCK FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	46.06%

RIDGEWORTH LARGE CAP GROWTH STOCK FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	87.85%

RIDGEWORTH LARGE CAP GROWTH STOCK FUND – I THE NORTHERN TRUST COMPANY AS TRUSTEE FBO APOLLO – DV PO BOX 92994 CHICAGO IL 60675-2994	34.09%

RIDGEWORTH LARGE CAP GROWTH STOCK FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	9.46%

RIDGEWORTH LARGE CAP GROWTH STOCK FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH MODERATE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	14.44%

RIDGEWORTH LARGE CAP GROWTH STOCK FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	7.84%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH LARGE CAP GROWTH STOCK FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.77%

RIDGEWORTH LARGE CAP VALUE EQTY FD – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.29%

RIDGEWORTH LARGE CAP VALUE EQUITY FUND – A HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	8.35%

RIDGEWORTH LARGE CAP VALUE EQUITY FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	13.28%

RIDGEWORTH LARGE CAP VALUE EQUITY FUND – A ING LIFE INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	34.08%

RIDGEWORTH LARGE CAP VALUE EQUITY FUND – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	8.10%

RIDGEWORTH LARGE CAP VALUE EQUITY FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	70.24%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH LARGE CAP VALUE EQUITY FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	31.24%

RIDGEWORTH LARGE CAP VALUE EQUITY FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.17%

RIDGEWORTH LARGE CAP VALUE EQUITY FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.48%

RIDGEWORTH LARGE CAP VALUE EQUITY FUND – I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.35%

RIDGEWORTH LARGE CAP VALUE EQUITY FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.17%

RIDGEWORTH LIMITED DURATION FUND – I SEIX ADVISORS AS MANAGER FOR OHIO TUITION TRUST AUTHORITY 10 MOUNTAINVIEW RD STE C200 UPPER SADDLE RIVER NJ 07458-1937	100.00%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	70.09%

RIDGEWORTH LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND – A MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.96%

RIDGEWORTH LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND – A NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.84%

RIDGEWORTH LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	82.01%

RIDGEWORTH LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	6.27%

RIDGEWORTH LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	17.31%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	5.29%

RIDGEWORTH LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	51.49%

RIDGEWORTH MID-CAP VALUE EQUITY FUND – A HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	16.32%

RIDGEWORTH MID-CAP VALUE EQUITY FUND – A ING LIFE INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	12.29%

RIDGEWORTH MID-CAP VALUE EQUITY FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	7.63%

RIDGEWORTH MID-CAP VALUE EQUITY FUND – A GREAT-WEST LIFE & ANNUITY INS CO DEFAULT 2T2—8515E 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 80111-5002	12.13%

RIDGEWORTH MID-CAP VALUE EQUITY FUND – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	20.20%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH MID-CAP VALUE EQUITY FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	10.45%

RIDGEWORTH MID-CAP VALUE EQUITY FUND – C UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	9.73

RIDGEWORTH MID-CAP VALUE EQUITY FUND – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.62%

RIDGEWORTH MID-CAP VALUE EQUITY FUND – C RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	24.21%

RIDGEWORTH MID-CAP VALUE EQUITY FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	41.74%

RIDGEWORTH MID-CAP VALUE EQUITY FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94104-4151	5.07%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH MODERATE ALLOCATION STRATEGY – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	50.52%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – A ING LIFE INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	16.47%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – A GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	15.21%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – A FRONTIER TRUST COMPANY FBO ACE BOLT & SCREW CO., INC PROFIT SHA 130191 P.O. BOX 10758 FARGO ND 58106-0758	5.60%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	74.41%

RIDGEWORTH AGGRESSIVE ALLOCATION STRATEGY – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.65%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	55.58%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH MODERATE ALLOCATION STRATEGY – I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.46%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – I LINCOLN RETIREMENT SERVICES CO FBO VITAS HEALTHCARE CORPORATION 40 P.O. BOX 7876 FORT WAYNE IN 46801-7876	20.12%

RIDGEWORTH NORTH CAROLINA TAX-EXEMPT BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	91.46%

RIDGEWORTH NORTH CAROLINA TAX-EXEMPT BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	54.58%

RIDGEWORTH NORTH CAROLINA TAX-EXEMPT BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	35.02%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – A UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	9.287%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	16.36%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – A LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	40.21%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.18%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.95%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.63%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	12.65%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	14.82%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94104-4151	31.88%

RIDGEWORTH SEIX HIGH YIELD FUND – A TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155-6503	8.63%

RIDGEWORTH SEIX HIGH YIELD FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	11.82%

RIDGEWORTH SEIX HIGH YIELD FUND – A UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	54.50%

RIDGEWORTH SEIX HIGH YIELD FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.90%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX HIGH YIELD FUND – R NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	84.31%

RIDGEWORTH SEIX HIGH YIELD FUND – R BARCLAYS CAPITAL INC. 835-20844-15 70 HUDSON STREET, 7TH FLOOR JERSEY CITY NJ 07302-4585	7.43%

RIDGEWORTH SELECT LARGE CAP GROWTH STOCK FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	11.69%

RIDGEWORTH SELECT LARGE CAP GROWTH STOCK FUND – A PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	20.42%

RIDGEWORTH SELECT LARGE CAP GROWTH STOCK FUND – A CHARLES SCHWAB CO INC FBO 85832566 HATTIESBURG MS 39404 ATTN MUTUAL FUND OPERATIONS 333/4 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	53.27%

RIDGEWORTH SELECT LARGE CAP GROWTH STOCK FUND – A AMERICAN ENTERPRISE INV SVCS A/C 3642-1444 707 2ND AVENUE SOUTH MINNEAPOLIS MN 55402-2405	6.67%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SELECT LARGE CAP GROWTH STOCK FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	88.82%

RIDGEWORTH SELECT LARGE CAP GROWTH STOCK FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	7.71%

RIDGEWORTH SELECT LARGE CAP GROWTH STOCK FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH MODERATE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	31.88%

RIDGEWORTH SELECT LARGE CAP GROWTH STOCK FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	9.09%

RIDGEWORTH SELECT LARGE CAP GROWTH STOCK FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	17.53%

RIDGEWORTH SELECT LARGE CAP GROWTH STOCK FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	21.53%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SHORT-TERM BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	32.76%

RIDGEWORTH SHORT-TERM BOND FUND – A LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	6.10%

RIDGEWORTH SHORT-TERM BOND FUND – A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.44%

RIDGEWORTH SHORT-TERM BOND FUND – A NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	16.64%

RIDGEWORTH SHORT-TERM BOND FUND – A UBS FINANCIAL SERVICES INC. FBO ANN E HOLT TTEE ANN E HOLT REVOCABLE TRUST 6335 N PLACITA DE TIA RO TUCSON AZ 85750-4214	22.86%

RIDGEWORTH SHORT-TERM BOND FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	74.01%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SHORT-TERM BOND FUND – C UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	6.13%

RIDGEWORTH SHORT-TERM BOND FUND – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOME 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.59%

RIDGEWORTH SHORT-TERM BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	37.66%

RIDGEWORTH SHORT-TERM BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	13.23%

RIDGEWORTH SHORT-TERM BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	10.09%

RIDGEWORTH SHORT-TERM BOND FUND – I THE NORTHERN TRUST COMPANY AS CUSTODIAN FBO DEKALB REGIONAL HELATH SYSTEM A/C# 2682681 PO BOX 92994 CHICAGO IL 60675-2994	9.99%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SHORT-TERM BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	7.25%

RIDGEWORTH SHORT-TERM BOND FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.65%

RIDGEWORTH SHORT-TERM MUNICIPAL BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	51.49%

RIDGEWORTH SHORT-TERM MUNICIPAL BOND FUND – A CYNERGY ELECTRIC CO INC DAVID R ASHBURN 1612 PROFESSIONAL BLVD CROFTON MD 21114-2049	18.14%

RIDGEWORTH SHORT-TERM MUNICIPAL BOND FUND – A AMERICAN ENTERPRISE INV SVCS A/C 6441-2770 707 2ND AVENUE SOUTH MINNEAPOLIS MN 55402-2405	7.28%

RIDGEWORTH SHORT-TERM MUNICIPAL BOND FUND – I CHARLES SCHWAB AND CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	23.34%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SHORT-TERM MUNICIPAL BOND FUND – I RIDGEWORTH CAPITAL MANAGEMENT INC 3333 PIEDMONT RD NE STE 1500 ATLANTA GA 30305-1760	19.39%

RIDGEWORTH SHORT-TERM MUNICIPAL BOND FUND – I STRAFE & CO FBO JOHN LEGERE P O BOX 6924 NEWARK DE 19714-6924	5.57%

RIDGEWORTH SHORT-TERM MUNICIPAL BOND FUND – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOME 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	25.00%

RIDGEWORTH SHORT-TERM U.S. TREASURY SECURITIES FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	35.40%

RIDGEWORTH SHORT-TERM U.S. TREASURY SECURITIES FUND – A NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.08%

RIDGEWORTH SHORT-TERM U.S. TREASURY SECURITIES FUND – A PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	10.86%

RIDGEWORTH SHORT-TERM U.S. TREASURY SECURITIES FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	49.66%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SHORT-TERM U.S. TREASURY SECURITIES FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.25%

RIDGEWORTH SHORT-TERM U.S. TREASURY SECURITIES FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	88.85%

RIDGEWORTH SMALL CAP GROWTH STOCK FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	31.52%

RIDGEWORTH SMALL CAP GROWTH STOCK FUND – A CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94104-4151	5.34%

RIDGEWORTH SMALL CAP GROWTH STOCK FUND – A NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029	6.42%

RIDGEWORTH SMALL CAP GROWTH STOCK FUND – A RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.81%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SMALL CAP GROWTH STOCK FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	78.44%

RIDGEWORTH SMALL CAP GROWTH STOCK FUND – I GREAT WEST LIFE & ANNUITY COMPANY C/O FASCORP RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	42.92%

RIDGEWORTH SMALL CAP GROWTH STOCK FUND – I GREAT WEST LIFE & ANNUITY 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	7.35%

RIDGEWORTH SMALL CAP GROWTH STOCK FUND – I GREAT WEST LIFE & ANNUITY FUTURE FUNDS II 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	14.48%

RIDGEWORTH SMALL CAP GROWTH STOCK FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.33%

RIDGEWORTH SMALL CAP VALUE EQUITY FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	7.83%

RIDGEWORTH SMALL CAP VALUE EQUITY FUND – A HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	47.04%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SMALL CAP VALUE EQUITY FUND – A UMB BANK NA FBO FIDUCIARY FOR VARIOUS RETIRMENT PROGRAMS ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-1000	5.97%

RIDGEWORTH SMALL CAP VALUE EQUITY FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	30.86%

RIDGEWORTH SMALL CAP VALUE EQUITY FUND – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.75%

RIDGEWORTH SMALL CAP VALUE EQUITY FUND – C RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.78%

RIDGEWORTH SMALL CAP VALUE EQUITY FUND – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.43%

RIDGEWORTH SMALL CAP VALUE EQUITY FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.44%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SMALL CAP VALUE EQUITY FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	14.03%

RIDGEWORTH SMALL CAP VALUE EQUITY FUND – I STATE STREET BANK 10/01/02 STATE OF MICHIGAN 401K PO BOX 5501 BOSTON MA 02206-5501	5.79%

RIDGEWORTH SMALL CAP VALUE EQUITY FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94104-4151	31.66%

RIDGEWORTH SMALL CAP VALUE EQUITY FUND – I EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	15.37%

RIDGEWORTH TOTAL RETURN BOND FUND – A TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DRIVE QUINCY MA 02169-0938	14.77%

RIDGEWORTH TOTAL RETURN BOND FUND – A GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	9.09%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH TOTAL RETURN BOND FUND – A COUNSEL TRUST DBA MATC FBO FEINTOOL PSP SAVINGS PLAN 1251 WATERFRONT PLACE PITTSBURGH PA 15222-4228	5.02%

RIDGEWORTH TOTAL RETURN BOND FUND – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	7.20%

RIDGEWORTH TOTAL RETURN BOND FUND – A HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	16.74%

RIDGEWORTH TOTAL RETURN BOND FUND – A DCGT AS TTEE AND OR CUST FBO PRINCIPAL FINANCIAL GROUP QUAL IFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	17.20%

RIDGEWORTH TOTAL RETURN BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.19%

RIDGEWORTH TOTAL RETURN BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	19.01%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH TOTAL RETURN BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	26.37%

RIDGEWORTH TOTAL RETURN BOND FUND – I EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.55%

RIDGEWORTH TOTAL RETURN BOND FUND – R ING LIFE INSURANCE AND ANNUITY COMP ONE ORANGE WAY WINDSOR CT 06095-4773	55.33%

RIDGEWORTH TOTAL RETURN BOND FUND – R NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	15.55%

RIDGEWORTH TOTAL RETURN BOND FUND – R HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	15.52%

RIDGEWORTH U.S. GOVERNMENT SECURITIES FUND – A STATE STREET BANK & TRUST CUST FOR THE ROLLOVER IRA OF BELLE R NATHAN 11405 HAWICK PI BRADENTON FL 34202	5.54%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH U.S. GOVERNMENT SECURITIES FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	64.26%

RIDGEWORTH U.S. GOVERNMENT SECURITIES FUND – A UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	16.50%

RIDGEWORTH U.S. GOVERNMENT SECURITIES FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	88.54%

RIDGEWORTH U.S. GOVERNMENT SECURITIES FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	76.18%

RIDGEWORTH U.S. GOVERNMENT SECURITIES FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	13.01%

RIDGEWORTH U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND – I NABANK & CO PO BOX 2180 TULSA OK 74101-2180	11.87%

RIDGEWORTH U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	16.89%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	49.63%

RIDGEWORTH ULTRA-SHORT BOND FUND – I UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	6.36%

RIDGEWORTH ULTRA-SHORT BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	8.95%

RIDGEWORTH ULTRA-SHORT BOND FUND – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	6.58%

RIDGEWORTH ULTRA-SHORT BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.63%

RIDGEWORTH ULTRA-SHORT BOND FUND – I SAXON CO P O BOX 7780-1888 PHILA PA 19182-0001	6.39%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH ULTRA-SHORT BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	22.80%

RIDGEWORTH ULTRA-SHORT BOND FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17.729%

RIDGEWORTH SEIX HIGH YIELD FUND – A UBS FINANCIAL SERVICES INC. FBO JEROME KOHLBERG REVOCABLE TRUST 111 RADIO CIRCLE DR MOUNT KISCO NY 10549-2609	9.01%

RIDGEWORTH SEIX HIGH YIELD FUND – A UBS FINANCIAL SERVICES INC. FBO THE KOHLBERG FOUNDATION INC. 111 RADIO CIRCLE DR MOUNT KISCO NY 10549-2609	15.96%

RIDGEWORTH SEIX HIGH YIELD FUND – A UBS FINANCIAL SERVICES INC. FBO NK 1996 CHARITABLE LEAD TRUST 111 RADIO CIRCLE DR MOUNT KISCO NY 10549-2609	5.45%

RIDGEWORTH VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	80.51%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	64.48%

RIDGEWORTH VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	22.70%

Appendix C

RIDGEWORTH FUNDS

AUDIT COMMITTEE CHARTER

1.	The Audit Committee (the “Committee”) of the RidgeWorth Funds, (the “Fund”) shall be composed entirely of trustees of the Fund who are not “interested persons” of the Fund as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”). The purpose of the Committee is to assist the Board with Fund audit-related matters as follows.

2.	The principal responsibilities of the Committee shall include:

(a)	Recommending which firm to engage as the Fund’s independent accountant as required by Section 32 of the 1940 Act and whether to terminate this relationship.

(b)	Reviewing the independent accountant’s compensation, the proposed scope and terms of its engagement, and the firm’s independence.

(c)	Approving audit and non-audit services an independent accounting firm provides to the Fund (and certain Fund service providers) as required by, and in accordance with, applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.

(d)	Serving as a channel of communication between the independent accountant and the Trustees.

(e)	Reviewing the results of each external audit, including any qualifications in the independent accountant’s opinion, any related management letter, management’s responses to recommendations made by the independent accountant in connection with the audit.

(f)	Considering any significant disputes between the Fund’s management and independent accountant that arose in connection with the preparation of those financial statements. In addition, the Committee should review any unusual circumstances reflected in the Fund’s financial statements.

(g)	Reviewing and reporting to the full Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

(h)	Considering, in consultation with the independent accountant and the Fund’s accounting agent, if any, the independent accountant’s report on the adequacy of the Fund’s internal financial controls.

(i)	Reviewing, in consultation with the Fund’s independent accountant, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.

(j)	Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.

3.	Recommendation of Independent Accountant: In connection with the selection of the Fund’s independent accountant, the Committee shall consider the independent accounting firm’s: (i) basic approach and techniques; (ii) knowledge and experience in the industry and other investment companies serviced by the firm; (iii) procedures followed to assure the firm’s independence; (iv) policy regarding rotation of personnel assigned to the engagement; and (v) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Trust’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

4.	Internal Controls: The Committee shall periodically review the internal controls of, and other procedures adopted by, the Fund, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); (iii) the pricing services used by the Fund; and (iv) the liquidity of other restricted securities held by the Fund.

5.	Annual Charter Review. The Committee shall review and assess the adequacy of this Charter at least annually and recommend any changes to the Board.

Adopted November 14, 2000	Membership Updated: March 1, 2011
Membership Updated: January 1, 2008	Membership Updated: March 1, 2012
Revised to reflect name change to RidgeWorth: March 31, 2008	Revised: February 26, 2013
Revised solely to remove RidgeWorth Variable Trust: April 27, 2009

Appendix D

RIDGEWORTH FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

1.	The Governance and Nominating Committee (the “Committee”) of the RidgeWorth Funds, (the “Fund”) shall be composed entirely of trustees of the Fund who are not “interested persons” of the Fund for purposes of the Investment Company Act of 1940, as amended (the “Independent Trustees”). The Committee’s overall role is to assist the Board with Board governance issues as follows.

2.	The specific purposes of the Committee are:

(a)	to evaluate the qualifications of candidates for Trustee and to make recommendations to the Independent Trustees and the entire Board as appropriate with respect to nominations for Trustee membership on the Board of Trustees when necessary or considered advisable;

(b)	to review periodically Board governance practices, procedures and operations and to recommend any appropriate changes to the Board;

(c)	to review periodically the size and composition of the Board and to make recommendations to the Independent Trustees and the Board as to whether it may be appropriate to modify the membership of the Board;

(d)	to review as necessary the committees established by the Board and to make recommendations to the Board;

(e)	to review periodically Trustee compensation and any other benefits and to recommend any appropriate changes to the Board (and the Independent Trustees);

(f)	to review periodically and make recommendations regarding ongoing Trustee education and orientation for new Trustees;

(g)	to make recommendations regarding any self-assessment conducted by the Board;

(h)	to review as necessary any other similar matters relating to the governance of the Funds at the request of any Trustee or on its own initiative.

3.	To carry out its purposes, the Committee shall:

(a)	hold scheduled meetings on a regular basis in order to conduct Committee business and report to the Board regarding such meetings at the next regularly scheduled meeting of the Board or sooner;

(b)	submit minutes of Committee meetings to the Board on a regular basis; and

(c)	review this charter at least annually and recommend any changes to the Board.

4.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5.	The Board shall designate one member of the Committee to serve as Chair of the Committee. The Committee may make recommendations to the full Board regarding the designation of Committee Chair.

Adopted: April 25, 2005

Revised solely to reflect name change to RidgeWorth: March 31, 2008

Revised solely to remove RidgeWorth Variable Trust: April 27, 2009

Revised: November 15, 2012

Appendix E

OFFICERS OF THE TRUST

Below are the names, years of birth, mailing address and business experience during the past five years of the principal officers of the Trust. None of the officers listed below receives compensation from the Trust. No changes to the officers of the Trust are being proposed.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short Age: 41	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).

Joseph M. O’Donnell Age: 58	Executive Vice President and Chief Compliance Officer	One year; since 2011	Managing Director, RidgeWorth Investments (since 2011); Executive Vice President and Chief Compliance Officer, ING Funds (2004–2011); Senior Vice President and Chief Compliance Officer, ING Investments, LLC (2006–2008 and October 2009–2011); and Senior Vice President and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006–2008 and 2009–2011).

Denise R. Lewis Age: 50	Treasurer and Chief Financial Officer	One year; since 2012	Director of Fund Administration, RidgeWorth Investments (since 2012); Vice President of Fund Analysis and Reporting, ING Investments Management, LLC (2006–2012).

Benjamin H. Lowe Age: 35	Assistant Treasurer	One year; since 2012	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005–2011).

James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 38	Assistant Treasurer	One year; since 2010	Assistant Vice President, State Street Bank and Trust Company (since 2001).*

Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 49	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since October 2013	Director, Foreside Compliance Services, LLC (October 2008 – present).

Francine S. Hayes State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 45	Secretary and Chief Legal Officer	One year; since 2012	Vice President and Managing Counsel, State Street Bank and Trust Company (since 1995).*

Appendix E

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Danio Mastropieri State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 41	Assistant Secretary	One year; since October 2013	Vice President and Counsel, State Street Bank and Trust Company (since 2013); Vice President, Citi Fund Services, Inc. (2007–2013). #

*	During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.
#	During the period indicated the Officer held various positions at Citi Fund Services, Inc. and had provided his final title.

Appendix F

RIDGEWORTH FUNDS

FORM OF

AMENDMENT NO. 2 TO THE DECLARATION OF TRUST

Amendment No. 2 to the Agreement and Declaration of Trust dated January 15, 1992 made at Boston, Massachusetts, this [    ] day of [            ], 2014.

WITNESSETH

WHEREAS, Article IX (Miscellaneous), Section 7 (Amendments) of the Agreement and Declaration of Trust, dated January 15, 1992, (the “Agreement”) of the RidgeWorth Funds (the “Trust”) provides that the Agreement may be amended by an instrument in writing signed by the majority of the then Trustees when authorized to do so by a vote of the Shareholders holding a majority of the Shares entitled to vote.

NOW, THEREFORE, BE IT, the undersigned Trustees of the Trust, hereby declare that effective [            ], 2014, Article IX, Section 7 of the Agreement is amended to read as follows:

“Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto, or an amended and restated Declaration of Trust. Shareholders shall have the right to vote only (i) on any amendment or supplement having the effect of decreasing their right with regard to liability and indemnification, as set forth in Article III Section 5 and Article VIII, respectively; (ii) on any amendment or supplement that would affect their right to vote granted in Article V Section 1; (iii) on any amendment or supplement to this Section 7; (iv) on any amendment or supplement as may be required by law or by the Trust’s registration statement filed with the Securities and Exchange Commission; and (v) on any amendment or supplement submitted to them by the Trustees. Any vote required or permitted to be submitted to Shareholders of one or more series or classes that, as the Trustees determine, shall affect the Shareholders of one or more series or classes shall be authorized by a vote of the Shareholders of each series or class affected and no vote of shareholders of a series or class not affected shall be required. No amendment to this Declaration of Trust or repeal of any provision hereof shall limit or eliminate the benefit provided to Trustees and officers under this Declaration of Trust in connection with any act or omission that occurred prior to such amendment or repeal.”

IN WITNESS WHEREOF, each of the undersigned has hereby executed this amendment.

Tim E. Bentsen	Connie D. McDaniel

Jeffrey M. Biggar	Ashi S. Parikh

George C. Guynn	Warren Y. Jobe

Sidney E. Harris

Appendix G

RIDGEWORTH FUNDS

THE DECLARATION OF TRUST REFERENCED EXCERPTS

Article III (Shares), Section 5 (Status of Shares and Limitation of Personal Liability) reads:

Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and to have become a party thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said descendent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Article V (Shareholders’ Voting Powers and Meetings), Section 1 (Voting Powers) reads:

The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, (ii) with respect to any investment adviser as provided in Article IV, Section 7, (iii) with respect to any termination of the Trust or any series to the extent and as provided in Article IX, Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 7, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, by the By-Laws or by any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable.

Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provisions of this Declaration of Trust, or any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual series or class, except (1) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.

A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Article VIII (Indemnification) reads:

Subject to the exceptions and limitations contained in this Article, every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Trustee or officer:

a)	against any liability to the Trust or its shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust;

c)	in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

i.	by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

ii.	by written opinion of independent legal counsel.

The rights of indemnification hereinafter provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Trustees and officers may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in the next to the last paragraph of this Article shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article, provided that either:

a)	such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

b)	a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Article, a “disinterested Trustee” is one (i) who is not an “interested person of the Trust (as defined by the 1940 Act) (including anyone who has been exempted from being an “interested person:” by any rule, regulation or order of the Securities and Exchange Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Article, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expenses arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

Appendix H

The address of RidgeWorth Capital Management is 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305. The name and principal occupation of each of the principal executive officers and each director of RidgeWorth Capital Management is as follows:

RIDGEWORTH CAPITAL MANAGEMENT

Name	Position with Adviser
Ashi Parikh	Chairman, Chief Executive Officer and Chief Investment Officer
Jim Stueve	President
John Stebbins	Chief Financial Officer and Treasurer
Julia Short	Managing Director and President and Chief Executive Officer of RidgeWorth Funds
Joseph O’Donnell	Managing Director and Executive Vice President and Chief Compliance Officer of RidgeWorth Funds
Robert Zakem	Managing Director, General Counsel and Chief Compliance Officer
Bill Turner	Managing Director of Trading/Operations, Chief Administrative Officer and Secretary
Alan Gayle	Managing Director and Asset Allocation Strategist
Sean Porrello	Managing Director of Information Technology
Robert Kuberski	Managing Director and National Wholesaling Manager
Brandon Shea	Managing Director and National Wholesaling Manager
Josie Rosson	Managing Director and Compliance Analyst

The address of Ceredex Value Advisors is 300 South Orange Avenue, Suite 1600 Orlando, Florida 32801. The name and principal occupation of each of the principal executive officers and each director of Ceredex Value Advisors is as follows:

CEREDEX VALUE ADVISORS

Name	Position with Subadviser
Ashi Parikh	Chief Executive Officer
Mills Riddick	President and Chief Investment Officer
John Stebbins	Chief Financial Officer
Josie Rosson	Chief Compliance Officer
Brett Barner	Managing Director and Portfolio Manager
Don Wordell	Managing Director and Portfolio Manager

The address of Certium Asset Management is 3333 Piedmont Road, Suite 1400, Atlanta, GA 30305. The name and principal occupation of each of the principal executive officers and each director of Certium Asset Management is as follows:

CERTIUM ASSET MANAGEMENT

Name	Position with Subadviser
Ashi Parikh	Chief Executive Officer
Chad Deakins	President and Chief Investment Officer
John Stebbins	Chief Financial Officer
Josie Rosson	Chief Compliance Officer

The address of Seix Investment Advisors is 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey 07458 . The name and principal occupation of each of the principal executive officers and each director of Seix Investment Advisors is as follows:

SEIX INVESTMENT ADVISORS

Name	Position with Subadviser
James Keegan	Chief Executive Officer and Chief Investment Officer
George Way	Chief Financial Officer and Chief Operating Officer

Deirdre Dillon	Managing Director and Chief Compliance Officer
Christina Seix	Chairman Emeritus
George Goudelias	Managing Director and Fixed Income Research Manager
Perry Troisi	Managing Director and Portfolio Manager
Adrien Webb	Managing Director and Portfolio Manager
Seth Antiles	Managing Director and Portfolio Manager
Michael Reiger	Managing Director and Portfolio Manager
Michael Kirkpatrick	Managing Director and Fixed Income Analyst
James Fitzpatrick	Managing Director and Fixed Income Analyst
Patrick McNelis	Managing Director and Head of Sales and Client Service
Jill Bongiorno	Managing Director of Institutional Consultant Sales
Ellen Welsh	Managing Director and Client Service Manager
Thomas Winters	Managing Director and Client Service Manager
Michael Sebesta	Managing Director and Client Service Manager
Mark Meyer	Managing Director and Client Service Manager

The address of Silvant Capital Management is 3333 Piedmont Road, Suite 1400, Atlanta, GA 30305. The name and principal occupation of each of the principal executive officers and each director of Silvant Capital Management is as follows:

SILVANT CAPITAL MANAGEMENT

Name	Position with Subadviser
Ashi Parikh	Chief Executive Officer
Chris Guinther	President and Chief Investment Officer
John Stebbins	Chief Financial Officer
Josie Rosson	Chief Compliance Officer
Joe Ransom	Managing Director and Portfolio Manager
Michael Sansoterra	Managing Director and Portfolio Manager
Marc Schneidau	Managing Director, Chief Operating Officer and Client Portfolio Manager

The address of StableRiver Capital Management is 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305. The name and principal occupation of each of the principal executive officers and each director of StableRiver Capital Management is as follows:

STABLERIVER CAPITAL MANAGEMENT

Name	Position with Subadviser
Ashi Parikh	Chairman
Rick Nelson	Chief Executive Officer and Chief Investment Officer
John Stebbins	Chief Financial Officer
Josie Rosson	Chief Compliance Officer
William Turner	Chief Operating Officer
William Peck	Managing Director of Research
Ron Schwartz	Managing Director and Fund Manager
Chad Stephens	Managing Director and Fund Manager

The address of Zevenbergen Capital Investments LLC is 601 Union Street, Suite 4600, Seattle, Washington 98101. The name and principal occupation of each of the principal executive officers and each director of Zevenbergen Capital Investments LLC is as follows:

ZEVENBERGEN CAPITAL INVESTMENTS

Name	Position with Subadviser
Nancy Zevenbergen	President and Chief Investment Officer
Brooke de Boutray	Managing Director and Portfolio Manager
Lisa Foley	Managing Director and Investment Officer
Leslie Tubbs	Managing Director and Portfolio Manager
Jim Fasano	Managing Director and Investment Officer
Herb Albin	Managing Director and Investment Officer
Justin Buller	Chief Compliance Officer

Appendix I

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this [    ] day of [            ], 2014, by and between RidgeWorth Funds, a Massachusetts business trust (the “Trust”), and RidgeWorth Capital Management LLC (the “Adviser”).

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, consisting of multiple series of shares, each having its own investment policies;

WHEREAS, the Trust has retained an administrator to provide administration of the Trust’s operations (the “Administrator”), subject to the control of the Board of Trustees (the “Board”); and

WHEREAS, the Trust desires to continue to retain the Adviser to render investment management services with respect to each series of shares listed on Schedule A attached hereto, as may be amended from time to time (each a “Fund”), and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Adviser. The Trust employs the Adviser to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of the Funds, to determine in its discretion the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser’s activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust’s officers and Board concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust’s prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

Appendix I

2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain the best net results as described in the Trust’s prospectuses and statement of additional information from time to time. The Adviser will promptly communicate to the Administrator and to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934.

3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the daily net assets for the month involved.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

4. Other Expenses. The Adviser shall pay all expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, and sales literature to prospective clients to the extent these expenses are not borne by the Trust under a distribution plan adopted pursuant to Rule 12b-l.

5. Excess Expenses. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

Appendix I

6. Reports. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. Status of Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8. Certain Records. Any records required to be maintained and preserved pursuant to the provision of Rule 31a-l and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term “Adviser” shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board, subject to the rules and regulations of the Securities and Exchange Commission.

11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in full force and effect for one year from the date hereof. This Agreement shall remain in full force and effect with respect to

Appendix I

any Fund added subsequent to the date of execution for two years. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

12. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219 and if to the Adviser at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

15. Representations by Adviser. By execution of this Agreement, the Adviser represents and confirms that it is registered as an investment adviser under the Investment Advisers Act of 1940.

Appendix I

A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

RidgeWorth Funds

By:

RidgeWorth Capital Management LLC.

By:

Appendix I

SCHEDULE A

TO THE

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

BETWEEN

RIDGEWORTH FUNDS

AND

RIDGEWORTH CAPITAL MANAGEMENT LLC

Breakpoint Advisory Fee Schedules and Discounts:

Equity and Fixed Income Funds:

First $500 million = None (full fee)

Next $500 million = 5% discount from full fee

Next $4.0 billion = 10% discount from full fee

Over $5.0 billion = 15% discount from full fee

Equity Funds

Fund	Fee
Aggressive Growth Allocation Strategy	0.10%
Aggressive Growth Stock Fund	0.85%
Conservative Allocation Strategy	0.10%
Growth Allocation Strategy	0.10%
International Equity Fund	0.90%
International Equity Index Fund	0.45%
Large Cap Growth Stock Fund	0.70%
Large Cap Value Equity Fund	0.70%
Mid-Cap Value Equity Fund	0.75%
Moderate Allocation Strategy	0.10%
Select Large Cap Growth Stock Fund	0.70%
Small Cap Growth Stock Fund	0.85%
Small Cap Value Equity Fund	0.85%

Appendix I

Fixed Income Funds

Fund	Fee
Core Bond Fund[1]	0.25%[2]
Corporate Bond Fund	0.40%
Georgia Tax-Exempt Bond Fund	0.50%
High Grade Municipal Bond Fund	0.50%
High Income Fund	0.55%
Intermediate Bond Fund	0.25%
Investment Grade Tax-Exempt Bond Fund	0.50%
Limited Duration Fund	0.10%
Limited-Term Federal Mortgage Securities Fund	0.50%
North Carolina Tax-Exempt Bond Fund	0.50%
Seix Floating Rate High Income Fund	0.45%
Seix High Yield Fund	0.45%
Short-Term Bond Fund	0.40%
Short-Term Municipal Bond Fund[3]	0.35%[4]
Short-Term U.S. Treasury Securities Fund	0.35%
Total Return Bond Fund	0.25%
Ultra-Short Bond Fund	0.22%
U.S. Government Securities Fund	0.50%
U.S. Government Securities Ultra-Short Bond Fund	0.20%
Virginia Intermediate Municipal Bond Fund	0.50%

[            ], 2014

[1]	Formerly known as “Investment Grade Bond Fund”
[2]	Adjusted to reflect a decrease in the management fees effective October 1, 2011.
[3]	Formerly known as “Maryland Municipal Bond Fund”
[4]	Adjusted to reflect a decrease in the management fees effective April 10, 2012.

FORM OF

RIDGEWORTH FUNDS

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the [    ] day of [            ], 2014, between RidgeWorth Capital Management LLC (the “Adviser”) and Ceredex Value Advisors LLC (the “Subadviser”).

WHEREAS, RidgeWorth Funds (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an investment advisory agreement with the Trust (the “Advisory Agreement”) pursuant to which the Adviser acts as investment adviser to the series of the Trust; and

WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to provide investment advisory services to the Adviser in connection with the management of the series of the Trust set forth on Schedule A attached hereto (each a “Fund,” and collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties hereto, and the Subadviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Subadviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Subadviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets in accordance with the Fund’s investment objectives, policies, and restrictions as stated in each Fund’s then current prospectus and statement of additional information, as may be amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Subadviser will provide investment advisory services to the Fund and shall, in such capacity, determine from time to time what Assets will be purchased, retained, or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash, subject to the direction of the Adviser and the Board of Trustees of the Trust.

(b)	In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), the Prospectus, and the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Subadviser shall determine the Assets to be purchased or sold by each Fund as provided in subparagraph (a) above and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to its discretionary clients, including the Funds. In addition, the Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds’ Assets be purchased from or sold to the Adviser, Subadviser, the Trust’s principal underwriter, or any affiliated person of either, the Trust, Adviser, the Subadviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Subadviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10), and (b)(11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Subadviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Subadviser shall keep the books and records relating to the Assets required to be maintained by the Subadviser under this Agreement and shall timely furnish to the Adviser all information relating to the Subadviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Subadviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Subadviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Subadviser will surrender promptly to the Funds any of such records upon the Funds’ request; provided, however, that the Subadviser may retain a copy of such records. In addition, for the duration of this Agreement, the Subadviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor subadviser upon the termination of this Agreement (or, if there is no successor subadviser, to the Adviser).

(e)	The Subadviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Funds’ Assets and shall provide the Adviser with such information upon request by the Adviser.

(f)	The investment management services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others as long as such services do not impair the services rendered to the Adviser or the Trust.

(g)	The Subadviser shall promptly notify the Adviser of any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement.

(h)	The Subadviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Funds. If the Subadviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

(i)	In performance of its duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to the Funds or a subadviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Subadviser shall not provide investment advice to any assets of the Funds other than the Assets.

(j)	The Subadviser shall comply with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, and provide an annual certification to the Adviser and Trust stating that the Subadviser has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws with respect to the services provided pursuant to this Agreement. The Subadviser shall provide access to personnel, records, communications, systems, and all other relevant material as may be requested by the Adviser or the Trust periodically, including but not limited to remote and on-site testing, due diligence reviews, and periodic compliance-related reports and certifications.

Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of the Subadviser’s control affiliates, partners, officers or employees.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Subadviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Subadviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust as in effect on the date of this Agreement and as amended from time to time;

(c)	Prospectus of each Fund;

(d)	Access to the Trust’s on-line Compliance Manual; and

(e)	Copy of the Adviser’s Form ADV.

The Subadviser has furnished the Adviser with copies of each of the following documents:

(a)	Access to the Subadviser’s on-line Compliance Manual; and

(b)	Copy of the Subadviser’s Form ADV.

4.	Compensation to the Subadviser. For the services to be provided by the Subadviser pursuant to this Agreement, the Adviser will pay or cause to be paid to the Subadviser, and the Subadviser agrees to accept as full compensation therefor, a subadvisory fee at the rate specified in Schedule B attached hereto and made part of this Agreement. Such fee will be paid to the Subadviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

If applicable, the Adviser and Subadviser shall share in fee waivers. The sharing percentage is to be based on the same pro-rata share specified on Schedule B that each Fund’s advisory fee, as reflected in the Advisory Agreement, is allocated between the Adviser and the Subadviser.

5.	Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Subadviser’s obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination. With respect to a Fund, this Agreement shall become effective upon approval by the Trust’s Board of Trustees and its execution by the parties hereto, and approval of the Agreement by a majority of the outstanding voting securities of that Fund.

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Funds (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days nor less than 30 days written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment or in the event of a termination of the Advisory Agreement with the Trust. As used in this Paragraph 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, arule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice. Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	RidgeWorth Capital Management LLC
3333 Piedmont Road,
Suite 1500
Atlanta, Georgia 30305
Attention: General Counsel and Chief Compliance Officer

To the Subadviser at:	Ceredex Value Advisors LLC
3333 Piedmont Road
Suite 1500
Atlanta, GA 30305
Attention: President

10.	Non-Hire/Non-Solicitation. The Subadviser hereby agrees that so long as the Subadviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Subadviser ceases to provide services to the Adviser and the Trust, the Subadviser shall not for any reason, directly or indirectly, on the Subadviser’s own behalf or on behalf of others, hire any person employed by the Adviser, whether or not such person is a full-time employee or whether or not any person’s employment is pursuant to a written agreement or is at-will. The Subadviser further agrees that, to the extent that the Subadviser breaches the covenant described in this paragraph, the Adviser shall be entitled to pursue all appropriate remedies in law or equity.

11.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Subadviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Subadviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 6 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

12.	Miscellaneous.

(a)	A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

RidgeWorth Capital Management LLC	Ceredex Value Advisors LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

to the

Investment Subadvisory Agreement between

RidgeWorth Capital Management LLC and

Ceredex Value Advisors LLC

RidgeWorth Large Cap Value Equity Fund

RidgeWorth Mid-Cap Value Equity Fund

RidgeWorth Small Cap Value Equity Fund

Schedule B

to the

Investment Subadvisory Agreement between

RidgeWorth Capital Management LLC and

Ceredex Value Advisors LLC

Pursuant to Paragraph 4, the Adviser shall pay the Subadviser compensation at an annual rate as follows:

Fifty Percent (50%) of the investment advisory fee received by the Adviser for its services to the Funds, except that for any compensation period during which the Adviser waives any portion of the management fee that the Fund is required to pay, the Adviser will pay to the Subadviser a proportionate of the amount of compensation the Adviser receives from the Fund during that compensation period.

If applicable, the Adviser and Subadviser shall share in fee waivers. The sharing percentage is to be based on the same pro-rata share that the Funds’ Investment Adviser fee is allocated between the Adviser and the Subadviser as mentioned above.

FORM OF

RIDGEWORTH FUNDS

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the [    ] day of [            ], 2014, between RidgeWorth Capital Management LLC (the “Adviser”) and Certium Asset Management LLC (the “Subadviser”).

WHEREAS, RidgeWorth Funds (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an investment advisory agreement with the Trust (the “Advisory Agreement”) pursuant to which the Adviser acts as investment adviser to the series of the Trust; and

WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to provide investment advisory services to the Adviser in connection with the management of the series of the Trust set forth on Schedule A attached hereto (each a “Fund,” and collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties hereto, and the Subadviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Subadviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Subadviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets in accordance with the Fund’s investment objectives, policies, and restrictions as stated in each Fund’s then current prospectus and statement of additional information, as may be amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Subadviser will provide investment advisory services to the Fund and shall, in such capacity, determine from time to time what Assets will be purchased, retained, or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash, subject to the direction of the Adviser and the Board of Trustees of the Trust.

(b)	In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), the Prospectus, and the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Subadviser shall determine the Assets to be purchased or sold by each Fund as provided in subparagraph (a) above and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to its discretionary clients, including the Funds. In addition, the Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds’ Assets be purchased from or sold to the Adviser, Subadviser, the Trust’s principal underwriter, or any affiliated person of either, the Trust, Adviser, the Subadviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Subadviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10), and (b)(11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Subadviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Subadviser shall keep the books and records relating to the Assets required to be maintained by the Subadviser under this Agreement and shall timely furnish to the Adviser all information relating to the Subadviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Subadviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The

Subadviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Subadviser will surrender promptly to the Funds any of such records upon the Funds’ request; provided, however, that the Subadviser may retain a copy of such records. In addition, for the duration of this Agreement, the Subadviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor subadviser upon the termination of this Agreement (or, if there is no successor subadviser, to the Adviser).

(e)	The Subadviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Funds’ Assets and shall provide the Adviser with such information upon request by the Adviser.

(f)	The investment management services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others as long as such services do not impair the services rendered to the Adviser or the Trust.

(g)	The Subadviser shall promptly notify the Adviser of any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement.

(h)	The Subadviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Funds. If the Subadviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

(i)	In performance of its duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to the Funds or a subadviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Subadviser shall not provide investment advice to any assets of the Funds other than the Assets.

(j)	The Subadviser shall comply with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, and provide an annual certification to the Adviser and Trust stating that the Subadviser has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws with respect to the services provided pursuant to this Agreement. The Subadviser shall provide access to personnel, records, communications, systems, and all other relevant material as may be requested by the Adviser or the Trust periodically, including but not limited to remote and on-site testing, due diligence reviews, and periodic compliance-related reports and certifications.

Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of the Subadviser’s control affiliates, partners, officers or employees.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Subadviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Subadviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust as in effect on the date of this Agreement and as amended from time to time;

(c)	Prospectus of each Fund;

(d)	Access to the Trust’s on-line Compliance Manual; and

(e)	Copy of the Adviser’s Form ADV.

The Subadviser has furnished the Adviser with copies of each of the following documents:

(a)	Access to the Subadviser’s on-line Compliance Manual; and

(b)	Copy of the Subadviser’s Form ADV.

4.	Compensation to the Subadviser. For the services to be provided by the Subadviser pursuant to this Agreement, the Adviser will pay or cause to be paid to the Subadviser, and the Subadviser agrees to accept as full compensation therefor, a subadvisory fee at the rate specified in Schedule B attached hereto and made part of this Agreement. Such fee will be paid to the Subadviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

If applicable, the Adviser and Subadviser shall share in fee waivers. The sharing percentage is to be based on the same pro-rata share specified on Schedule B that each Fund’s advisory fee, as reflected in the Advisory Agreement, is allocated between the Adviser and the Subadviser.

5.	Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Subadviser’s obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination. With respect to a Fund, this Agreement shall become effective upon approval by the Trust’s Board of Trustees and its execution by the parties hereto, and approval of the Agreement by a majority of the outstanding voting securities of that Fund.

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Funds (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days nor less than 30 days written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment or in the event of a termination of the Advisory Agreement with the Trust. As used in this Paragraph 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice. Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	RidgeWorth Capital Management LLC
3333 Piedmont Road,
Suite 1500
Atlanta, Georgia 30305
Attention: General Counsel and Chief Compliance Officer

To the Subadviser at:	Certium Asset Management LLC
3333 Piedmont Road
Suite 1500
Atlanta, GA 30305
Attention: President

10.	Non-Hire/Non-Solicitation. The Subadviser hereby agrees that so long as the Subadviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Subadviser ceases to provide services to the Adviser and the Trust, the Subadviser shall not for any reason, directly or indirectly, on the Subadviser’s own behalf or on behalf of others, hire any person employed by the Adviser, whether or not such person is a full-time employee or whether or not any person’s employment is pursuant to a written agreement or is at-will. The Subadviser further agrees that, to the extent that the Subadviser breaches the covenant described in this paragraph, the Adviser shall be entitled to pursue all appropriate remedies in law or equity.

11.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Subadviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Subadviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 6 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

12.	Miscellaneous.

(a)	A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

RidgeWorth Capital Management LLC	Certium Asset Management LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

to the

Investment Subadvisory Agreement between

RidgeWorth Capital Management LLC and

Certium Asset Management LLC

RidgeWorth International Equity Fund

RidgeWorth International Equity Index Fund

Schedule B

to the

Investment Subadvisory Agreement between

RidgeWorth Capital Management LLC and

Certium Asset Management LLC

Pursuant to Paragraph 4, the Adviser shall pay the Subadviser compensation at an annual rate as follows:

Fifty Percent (50%) of the investment advisory fee received by the Adviser for its services to the Funds, except that for any compensation period during which the Adviser waives any portion of the management fee that the Fund is required to pay, the Adviser will pay to the Subadviser a proportionate of the amount of compensation the Adviser receives from the Fund during that compensation period.

If applicable, the Adviser and Subadviser shall share in fee waivers. The sharing percentage is to be based on the same pro-rata share that the Funds’ Investment Adviser fee is allocated between the Adviser and the Subadviser as mentioned above.

FORM OF

RIDGEWORTH FUNDS

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the [    ] day of [            ], 2014, between RidgeWorth Capital Management LLC (the “Adviser”) and Seix Investment Advisors LLC (the “Subadviser”).

WHEREAS, RidgeWorth Funds (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an investment advisory agreement with the Trust (the “Advisory Agreement”) pursuant to which the Adviser acts as investment adviser to the series of the Trust; and

WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to provide investment advisory services to the Adviser in connection with the management of the series of the Trust set forth on Schedule A attached hereto (each a “Fund,” and collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties hereto, and the Subadviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Subadviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Subadviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets in accordance with the Fund’s investment objectives, policies, and restrictions as stated in each Fund’s then current prospectus and statement of additional information, as may be amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Subadviser will provide investment advisory services to the Fund and shall, in such capacity, determine from time to time what Assets will be purchased, retained, or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash, subject to the direction of the Adviser and the Board of Trustees of the Trust.

(b)	In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), the Prospectus, and the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Subadviser shall determine the Assets to be purchased or sold by each Fund as provided in subparagraph (a) above and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to its discretionary clients, including the Funds. In addition, the Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds’ Assets be purchased from or sold to the Adviser, Subadviser, the Trust’s principal underwriter, or any affiliated person of either, the Trust, Adviser, the Subadviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Subadviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10), and (b)(11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Subadviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Subadviser shall keep the books and records relating to the Assets required to be maintained by the Subadviser under this Agreement and shall timely furnish to the Adviser all information relating to the Subadviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Subadviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Subadviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Subadviser will surrender promptly to the Funds any of such records upon the Funds’ request; provided, however, that the Subadviser may retain a copy of such records. In addition, for the duration of this Agreement, the Subadviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor subadviser upon the termination of this Agreement (or, if there is no successor subadviser, to the Adviser).

(e)	The Subadviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Funds’ Assets and shall provide the Adviser with such information upon request by the Adviser.

(f)	The investment management services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others as long as such services do not impair the services rendered to the Adviser or the Trust.

(g)	The Subadviser shall promptly notify the Adviser of any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement.

(h)	The Subadviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Funds. If the Subadviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

(i)	In performance of its duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to the Funds or a subadviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Subadviser shall not provide investment advice to any assets of the Funds other than the Assets.

(j)	The Subadviser shall comply with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, and provide an annual certification to the Adviser and Trust stating that the Subadviser has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws with respect to the services provided pursuant to this Agreement. The Subadviser shall provide access to personnel, records, communications, systems, and all other relevant material as may be requested by the Adviser or the Trust periodically, including but not limited to remote and on-site testing, due diligence reviews, and periodic compliance-related reports and certifications.

Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of the Subadviser’s control affiliates, partners, officers or employees.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Subadviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Subadviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust as in effect on the date of this Agreement and as amended from time to time;

(c)	Prospectus of each Fund;

(d)	Access to the Trust’s on-line Compliance Manual; and

(e)	Copy of the Adviser’s Form ADV.

The Subadviser has furnished the Adviser with copies of each of the following documents:

(a)	Access to the Subadviser’s on-line Compliance Manual; and

(b)	Copy of the Subadviser’s Form ADV.

4.	Compensation to the Subadviser. For the services to be provided by the Subadviser pursuant to this Agreement, the Adviser will pay or cause to be paid to the Subadviser, and the Subadviser agrees to accept as full compensation therefor, a subadvisory fee at the rate specified in Schedule B attached hereto and made part of this Agreement. Such fee will be paid to the Subadviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

If applicable, the Adviser and Subadviser shall share in fee waivers. The sharing percentage is to be based on the same pro-rata share specified on Schedule B that each Fund’s advisory fee, as reflected in the Advisory Agreement, is allocated between the Adviser and the Subadviser.

5.	Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Subadviser’s obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination. With respect to a Fund, this Agreement shall become effective upon approval by the Trust’s Board of Trustees and its execution by the parties hereto, and approval of the Agreement by a majority of the outstanding voting securities of that Fund.

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Funds (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days nor less than 30 days written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment or in the event of a termination of the Advisory Agreement with the Trust. As used in this Paragraph 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice. Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	RidgeWorth Capital Management LLC
3333 Piedmont Road,
Suite 1500
Atlanta, Georgia 30305
Attention: General Counsel and Chief Compliance Officer

To the Subadviser at:	Seix Investment Advisors LLC
10 Mountainview Road, Suite C-200
Upper Saddle River, NJ 07458
Attention: Managing Director and CCO

10.	Non-Hire/Non-Solicitation. The Subadviser hereby agrees that so long as the Subadviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Subadviser ceases to provide services to the Adviser and the Trust, the Subadviser shall not for any reason, directly or indirectly, on the Subadviser’s own behalf or on behalf of others, hire any person employed by the Adviser, whether or not such person is a full-time employee or whether or not any person’s employment is pursuant to a written agreement or is at-will. The Subadviser further agrees that, to the extent that the Subadviser breaches the covenant described in this paragraph, the Adviser shall be entitled to pursue all appropriate remedies in law or equity.

11.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Subadviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Subadviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 6 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

12.	Miscellaneous.

(a)	A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

RidgeWorth Capital Management LLC	Seix Investment Advisors LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

to the

Investment Subadvisory Agreement between

RidgeWorth Capital Management LLC and

Seix Investment Advisors LLC

RidgeWorth Core Bond Fund

RidgeWorth Corporate Bond Fund

RidgeWorth Georgia Tax-Exempt Bond Fund

RidgeWorth High Grade Municipal Bond Fund

RidgeWorth High Income Fund

RidgeWorth Intermediate Bond Fund

RidgeWorth Investment Grade Tax-Exempt Bond Fund

RidgeWorth Limited Duration Fund

RidgeWorth Limited-Term Federal Mortgage Securities Fund

RidgeWorth North Carolina Tax-Exempt Bond Fund

RidgeWorth Seix Floating Rate High Income Fund

RidgeWorth Seix High Yield Fund

RidgeWorth Short-Term Bond Fund

RidgeWorth Short-Term Municipal Bond Fund

RidgeWorth Short-Term U.S. Treasury Securities Fund

RidgeWorth Total Return Bond Fund

RidgeWorth Ultra-Short Bond Fund

RidgeWorth U.S. Government Securities Fund

RidgeWorth U.S. Government Securities Ultra-Short Bond Fund

RidgeWorth Virginia Intermediate Municipal Bond Fund

Schedule B

to the

Investment Subadvisory Agreement between

RidgeWorth Capital Management LLC and

Seix Investment Advisors LLC

Pursuant to Paragraph 4, the Adviser shall pay the Subadviser compensation at an annual rate as follows:

Fifty Percent (50%) of the investment advisory fee received by the Adviser for its services to the Funds, except that for any compensation period during which the Adviser waives any portion of the management fee that the Fund is required to pay, the Adviser will pay to the Subadviser a proportionate of the amount of compensation the Adviser receives from the Fund during that compensation period.

If applicable, the Adviser and Subadviser shall share in fee waivers. The sharing percentage is to be based on the same pro-rata share that the Funds’ Investment Adviser fee is allocated between the Adviser and the Subadviser as mentioned above.

FORM OF

RIDGEWORTH FUNDS

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the [    ] day of [            ], 2014, between RidgeWorth Capital Management LLC (the “Adviser”) and Silvant Capital Management LLC (the “Subadviser”).

WHEREAS, RidgeWorth Funds (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an investment advisory agreement with the Trust (the “Advisory Agreement”) pursuant to which the Adviser acts as investment adviser to the series of the Trust; and

WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to provide investment advisory services to the Adviser in connection with the management of the series of the Trust set forth on Schedule A attached hereto (each a “Fund,” and collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties hereto, and the Subadviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Subadviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Subadviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets in accordance with the Fund’s investment objectives, policies, and restrictions as stated in each Fund’s then current prospectus and statement of additional information, as may be amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Subadviser will provide investment advisory services to the Fund and shall, in such capacity, determine from time to time what Assets will be purchased, retained, or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash, subject to the direction of the Adviser and the Board of Trustees of the Trust.

(b)	In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), the Prospectus, and the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Subadviser shall determine the Assets to be purchased or sold by each Fund as provided in subparagraph (a) above and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to its discretionary clients, including the Funds. In addition, the Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds’ Assets be purchased from or sold to the Adviser, Subadviser, the Trust’s principal underwriter, or any affiliated person of either, the Trust, Adviser, the Subadviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Subadviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10), and (b)(11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Subadviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Subadviser shall keep the books and records relating to the Assets required to be maintained by the Subadviser under this Agreement and shall timely furnish to the Adviser all information relating to the Subadviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Subadviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Subadviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Subadviser will surrender promptly to the Funds any of such records upon the Funds’ request; provided, however, that the Subadviser may retain a copy of such records. In addition, for the duration of this Agreement, the Subadviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor subadviser upon the termination of this Agreement (or, if there is no successor subadviser, to the Adviser).

(e)	The Subadviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Funds’ Assets and shall provide the Adviser with such information upon request by the Adviser.

(f)	The investment management services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others as long as such services do not impair the services rendered to the Adviser or the Trust.

(g)	The Subadviser shall promptly notify the Adviser of any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement.

(h)	The Subadviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Funds. If the Subadviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

(i)	In performance of its duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to the Funds or a subadviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Subadviser shall not provide investment advice to any assets of the Funds other than the Assets.

(j)	The Subadviser shall comply with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, and provide an annual certification to the Adviser and Trust stating that the Subadviser has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws with respect to the services provided pursuant to this Agreement. The Subadviser shall provide access to personnel, records, communications, systems, and all other relevant material as may be requested by the Adviser or the Trust periodically, including but not limited to remote and on-site testing, due diligence reviews, and periodic compliance-related reports and certifications.

Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of the Subadviser’s control affiliates, partners, officers or employees.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Subadviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Subadviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust as in effect on the date of this Agreement and as amended from time to time;

(c)	Prospectus of each Fund;

(d)	Access to the Trust’s on-line Compliance Manual; and

(e)	Copy of the Adviser’s Form ADV.

The Subadviser has furnished the Adviser with copies of each of the following documents:

(a)	Access to the Subadviser’s on-line Compliance Manual; and

(b)	Copy of the Subadviser’s Form ADV.

4.	Compensation to the Subadviser. For the services to be provided by the Subadviser pursuant to this Agreement, the Adviser will pay or cause to be paid to the Subadviser, and the Subadviser agrees to accept as full compensation therefor, a subadvisory fee at the rate specified in Schedule B attached hereto and made part of this Agreement. Such fee will be paid to the Subadviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

If applicable, the Adviser and Subadviser shall share in fee waivers. The sharing percentage is to be based on the same pro-rata share specified on Schedule B that each Fund’s advisory fee, as reflected in the Advisory Agreement, is allocated between the Adviser and the Subadviser.

5.	Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Subadviser’s obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination. With respect to a Fund, this Agreement shall become effective upon approval by the Trust’s Board of Trustees and its execution by the parties hereto, and approval of the Agreement by a majority of the outstanding voting securities of that Fund.

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Funds (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days nor less than 30 days written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment or in the event of a termination of the Advisory Agreement with the Trust. As used in this Paragraph 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice. Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	RidgeWorth Capital Management LLC
3333 Piedmont Road,
Suite 1500
Atlanta, Georgia 30305
Attention: General Counsel and Chief Compliance Officer

To the Subadviser at:	Silvant Capital Management LLC
3333 Piedmont Road
Suite 1500
Atlanta, GA 30305
Attention: President

10.	Non-Hire/Non-Solicitation. The Subadviser hereby agrees that so long as the Subadviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Subadviser ceases to provide services to the Adviser and the Trust, the Subadviser shall not for any reason, directly or indirectly, on the Subadviser’s own behalf or on behalf of others, hire any person employed by the Adviser, whether or not such person is a full-time employee or whether or not any person’s employment is pursuant to a written agreement or is at-will. The Subadviser further agrees that, to the extent that the Subadviser breaches the covenant described in this paragraph, the Adviser shall be entitled to pursue all appropriate remedies in law or equity.

11.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Subadviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Subadviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 6 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

12.	Miscellaneous.

(a)	A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

RidgeWorth Capital Management LLC	Silvant Capital Management LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

to the

Investment Subadvisory Agreement between

RidgeWorth Capital Management LLC and

Silvant Capital Management LLC

RidgeWorth Large Cap Growth Stock Fund

RidgeWorth Select Large Cap Growth Stock Fund

RidgeWorth Small Cap Growth Stock Fund

Schedule B

to the

Investment Subadvisory Agreement between

RidgeWorth Capital Management LLC and

Silvant Capital Management LLC

Pursuant to Paragraph 4, the Adviser shall pay the Subadviser compensation at an annual rate as follows:

Fifty Percent (50%) of the investment advisory fee received by the Adviser for its services to the Funds, except that for any compensation period during which the Adviser waives any portion of the management fee that the Fund is required to pay, the Adviser will pay to the Subadviser a proportionate of the amount of compensation the Adviser receives from the Fund during that compensation period.

If applicable, the Adviser and Subadviser shall share in fee waivers. The sharing percentage is to be based on the same pro-rata share that the Funds’ Investment Adviser fee is allocated between the Adviser and the Subadviser as mentioned above.

FORM OF

RIDGEWORTH FUNDS

INVESTMENT SUBADVISORY AGREEMENT

This ADVISORY AGREEMENT made as of the [    ] day of [            ], 2014, between RidgeWorth Capital Management LLC (the “Adviser”) and Zevenbergen Capital Investments LLC (the “Subadviser”).

WHEREAS, RidgeWorth Funds (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an investment advisory agreement with the Trust (the “Advisory Agreement”) pursuant to which the Adviser acts as investment adviser to the series of the Trust; and

WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to provide investment advisory services to the Adviser in connection with the management of the series of the Trust set forth on Schedule A attached hereto (each a “Fund,” and collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties hereto, and the Subadviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Subadviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Subadviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets in accordance with the Fund’s investment objectives, policies, and restrictions as stated in each Fund’s then current prospectus and statement of additional information, as may be amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Subadviser will provide investment advisory services to the Fund and shall, in such capacity, determine from time to time what Assets will be purchased, retained, or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash, subject to the direction of the Adviser and the Board of Trustees of the Trust.

(b)	In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), the Prospectus, and the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Subadviser shall determine the Assets to be purchased or sold by each Fund as provided in subparagraph (a) above and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms, available, and in selecting the broker-dealer to execute a particular transaction the Subadviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to its discretionary clients, including the Funds. In addition, the Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds’ Assets be purchased from or sold to the Adviser, Subadviser, the Trust’s principal underwriter, or any affiliated person of either, the Trust, Adviser, the Subadviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Subadviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10), and (b)(11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Subadviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Subadviser shall keep the books and records relating to the Assets required to be maintained by the Subadviser under this Agreement and shall timely furnish to the Adviser all information relating to the Subadviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Subadviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Subadviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Subadviser will surrender promptly to the Funds any of such records upon the Funds’ request; provided, however, that the Subadviser may retain a copy of such records. In addition, for the duration of this Agreement, the Subadviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor subadviser upon the termination of this Agreement (or, if there is no successor subadviser, to the Adviser).

(e)	The Subadviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the Funds’ Assets and shall provide the Adviser with such information upon request by the Adviser.

(f)	The investment management services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others as long as such services do not impair the services rendered to the Adviser or the Trust.

(g)	The Subadviser shall promptly notify the Adviser of any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement.

(h)	The Subadviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Funds. If the Subadviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

(i)	In performance of its duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to the Funds or a subadviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Subadviser shall not provide investment advice to any assets of the Funds other than the Assets.

(j)	The Subadviser shall comply with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, and provide an annual certification to the Adviser and Trust stating that the Subadviser has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws with respect to the services provided pursuant to this Agreement. The Subadviser shall provide access to personnel, records, communications, systems, and all other relevant material as may be requested by the Adviser or the Trust periodically, including but not limited to remote and on-site testing, due diligence reviews, and periodic compliance-related reports and certifications.

Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of the Subadviser’s control affiliates, partners, officers or employees.

2.

Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Subadviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Subadviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust as in effect on the date of this Agreement and as amended from time to time;

(c)	Prospectus of each Fund;

4.	Compensation to the Subadviser. For the services to be provided by the Subadviser pursuant to this Agreement, the Adviser will pay the Subadviser, and the Subadviser agrees to accept as full compensation therefor, a subadvisory fee at the rate specified in Schedule B attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Subadviser’s management and will be paid to the Subadviser quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

5.	Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Subadviser’s obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

6.

Duration and Termination. With respect to a Fund, this Agreement shall become effective upon approval by the Trust’s Board of Trustees and its execution by the parties hereto, and approval of the Agreement by a majority of the outstanding voting securities of that Fund. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Funds (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days nor less than 30 days written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment or in the event of a termination of the Advisory Agreement with the Trust. As used in this Paragraph 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice. Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	RidgeWorth Capital Management LLC
3333 Piedmont Road,
Suite 1500
Atlanta, Georgia 30305
Attention: General Counsel and Chief Compliance Officer

To the Subadviser at:	Zevenbergen Capital Investments LLC
601 Union Street
Suite 4600
Seattle, Washington 98101
Attention: President

10.	Non-Hire/Non-Solicitation. The Subadviser hereby agrees that so long as the Subadviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Subadviser ceases to provide services to the Adviser and the Trust, the Subadviser shall not for any reason, directly or indirectly, on the Subadviser’s own behalf or on behalf of others, hire any person employed by the Adviser, whether or not such person is a full-time employee or whether or not any person’s employment is pursuant to a written agreement or is at-will. The Subadviser further agrees that, to the extent that the Subadviser breaches the covenant described in this paragraph, the Adviser shall be entitled to pursue all appropriate remedies in law or equity.

11.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Subadviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Subadviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 6 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

12.	Miscellaneous.

(a)	A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

RidgeWorth Capital Management LLC	Zevenbergen Capital Investments LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

to the

Investment Subadvisory Agreement between

RidgeWorth Capital Management LLC

and

Zevenbergen Capital Investments LLC

RidgeWorth Aggressive Growth Stock Fund

Schedule B

to the

Investment Subadvisory Agreement between

RidgeWorth Capital Management LLC

and

Zevenbergen Capital Investments LLC

Pursuant to Paragraph 4, the Adviser shall pay the Subadviser compensation at an annual rate as follows:

RIDGEWORTH FUNDS

Aggressive Growth Stock Fund

0.44% of the average daily value of the assets under the Subadviser’s management, except that for any compensation period during which the Adviser waives any portion of the management fee that the Fund is required to pay, the Adviser will pay to the Subadviser a proportionate amount of the compensation the Adviser receives from the Fund during that compensation period.

If applicable, the Adviser and Subadviser shall share in fee waivers. The sharing percentage is to be based on the same pro-rata share that the Fund’s Investment Adviser fee is allocated between the Adviser and the Subadviser as mentioned above.

The management fee will be paid to the Subadviser quarterly.

Appendix J

CURRENT ADVISORY AND SUBADVISORY FEES AND AMOUNTS PAID FOR

THE FISCAL YEAR ENDED MARCH 31, 2013

Advisory Fees Paid to the Adviser:

Fund	Fee
Aggressive Growth Allocation Strategy	0.10%
Aggressive Growth Stock Fund	0.85%
Conservative Allocation Strategy	0.10%
Growth Allocation Strategy	0.10%
International Equity Fund	0.90%
International Equity Index Fund	0.45%
Large Cap Growth Stock Fund	0.70%
Large Cap Value Equity Fund	0.70%
Mid-Cap Value Equity Fund	0.75%
Moderate Allocation Strategy	0.10%
Select Large Cap Growth Stock Fund	0.70%
Small Cap Growth Stock Fund	0.85%
Small Cap Value Equity Fund	0.85%
Core Bond Fund	0.25%
Corporate Bond Fund	0.40%
Georgia Tax-Exempt Bond Fund	0.50%
High Grade Municipal Bond Fund	0.50%
High Income Fund	0.55%

Fund	Fee
Intermediate Bond Fund	0.25%
Investment Grade Tax-Exempt Bond Fund	0.50%
Limited Duration Fund	0.10%
Limited-Term Federal Mortgage Securities Fund	0.50%
North Carolina Tax-Exempt Bond Fund	0.50%
Seix Floating Rate High Income Fund	0.45%
Seix High Yield Fund	0.45%
Short-Term Bond Fund	0.40%
Short-Term Municipal Bond Fund	0.35%
Short-Term U.S. Treasury Securities Fund	0.35%
Total Return Bond Fund	0.25%
Ultra-Short Bond Fund	0.22%
U.S. Government Securities Fund	0.50%
U.S. Government Securities Ultra-Short Bond Fund	0.20%
Virginia Intermediate Municipal Bond Fund	0.50%

The above fees are also subject to the following breakpoint discounts:

Equity and Fixed Income Funds:

First $500 million = none — no discount from full fee

Next $500 million = 5% discount from full fee

Over $1.0 billion = 10% discount from full fee

Over $5.0 billion = 15% discount from full fee

As discussed in the Prospectuses, the Adviser has contractually agreed to waive a portion of its fees or reimburse expenses, with respect to certain Funds, in order to limit Fund expenses.

For the fiscal year ended March 31, 2013, the Funds paid the following advisory fees:

	Fees Paid ($)	Fees Waived ($)
Fund	2013	2013
Aggressive Growth Allocation Strategy	22,997	87,752
Aggressive Growth Stock Fund	627,923	7,685
Conservative Allocation Strategy	59,025	65,489
Core Bond Fund	1,226,891	1,227
Corporate Bond Fund	339,706	10,691
Georgia Tax-Exempt Bond Fund	794,935	—
Growth Allocation Strategy	68,104	86,203
High Grade Municipal Bond Fund	292,802	17,205
High Income Fund	4,501,376	85,675
Intermediate Bond Fund	2,716,307	580
International Equity Fund	2,547,920	—
International Equity Index Fund	1,391,805	83,256
Investment Grade Tax-Exempt Bond Fund	5,000,743	53,503

	Fees Paid ($)	Fees Waived ($)
Fund	2013	2013
Large Cap Growth Stock Fund	2,134,961	373
Large Cap Value Equity Fund	12,675,718	275,540
Limited Duration Fund	11,275	3,221
Limited-Term Federal Mortgage Securities Fund	131,812	49,640
Mid-Cap Value Equity Fund	17,008,118	174,546
Moderate Allocation Strategy	173,682	36,646
North Carolina Tax-Exempt Bond Fund	275,644	—
Seix Floating Rate High Income Fund	17,354,737	—
Seix High Yield Fund	8,759,327	—
Select Large Cap Growth Stock Fund	308,592	71
Short-Term Bond Fund	932,940	2,491
Short-Term Municipal Bond Fund	40,227	36,651
Short-Term U.S. Treasury Securities Fund	59,000	56,666
Small Cap Growth Stock Fund	2,288,677	24
Small Cap Value Equity Fund	12,972,151	2,051
Total Return Bond Fund	3,020,044	134,555
Ultra-Short Bond Fund	254,171	—
U.S. Government Securities Fund	214,774	36,932
U.S. Government Securities Ultra-Short Bond Fund	4,304,921	—
Virginia Intermediate Municipal Bond Fund	823,891	—

THE SUBADVISERS

Ceredex Value Advisors LLC (“Ceredex”) serves as the subadviser to the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Value Equity Fund, pursuant to an Investment Subadvisory Agreement between the Adviser and Ceredex. For its investment subadvisory services, Ceredex is entitled to receive an annual fee paid by the Adviser equal to 50% of the net advisory fee paid by each applicable Fund to the Adviser.

For the fiscal year ended March 31, 2013, Ceredex received the following subadvisory fees from the Adviser:

Fees Paid ($)
Fund	2013
Large Cap Value Equity Fund	5,838,201
Mid-Cap Value Equity Fund	7,864,801
Small Cap Value Equity Fund	5,986,489

Certium Asset Management LLC (“Certium”) serves as the subadviser to the International Equity Fund and International Equity Index Fund, pursuant to an Investment Subadvisory Agreement between the Adviser and Certium. For its investment subadvisory services, Certium is entitled to receive an annual fee paid by the Adviser equal to 50% of the net advisory fee paid by each applicable Fund to the Adviser.

For the fiscal year ended March 31, 2013, Certium received the following subadvisory fees from the Adviser:

Fees Paid ($)
Fund	2013
International Equity Fund	1,180,438
International Equity Index Fund	644,642

Seix Investment Advisors LLC (“Seix”) serves as the subadviser to the Core Bond Fund, Corporate Bond Fund, High Income Fund, Intermediate Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Total Return Bond Fund and U.S. Government Securities Fund, pursuant to an Investment Subadvisory Agreement between the Adviser and Seix. For its investment subadvisory services, Seix is entitled to receive an annual fee paid by the Adviser equal to 60% of the net advisory fee paid by each applicable Fund to the Adviser.

For the fiscal year ended March 31, 2013, Seix received the following subadvisory fees from the Adviser and for the fiscal year ended March 31, 2013 waived the following fees:

	Fees Paid or Waived ($)
Fund	2013 (Paid)	2013 (Waived)
Core Bond Fund	736,135	—
Corporate Bond Fund	203,823	—
High Income Fund	2,700,825	—
Intermediate Bond Fund	1,629,784	—
Limited Duration Fund	6,765	—
Limited-Term Federal Mortgage Securities Fund	79,087	26,902
Seix Floating Rate High Income Fund	10,412,842	—
Seix High Yield Fund	5,255,596	—
Total Return Bond Fund	1,812,027	—
U.S. Government Securities Fund	128,865	1,402

Silvant Capital Management LLC (“Silvant”) serves as the subadviser to the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund, pursuant to an Investment Subadvisory Agreement between the Adviser and Silvant. For its investment subadvisory services, Silvant is entitled to receive an annual fee paid by the Adviser equal to 50% of the net advisory fee paid by each applicable Fund to the Adviser.

For the fiscal year ended March 31, 2013, Silvant received the following subadvisory fees from the Adviser:

Fees Paid ($)
Fund	2013
Large Cap Growth Stock Fund	970,916
Select Large Cap Growth Stock Fund	141,595
Small Cap Growth Stock Fund	1,045,316

StableRiver Capital Management LLC (“StableRiver”) serves as the subadviser to the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Ultra-Short Bond Fund and Virginia Intermediate Municipal Bond Fund, pursuant to an Investment Subadvisory Agreement between the Adviser and StableRiver. For its investment subadvisory services, StableRiver is entitled to receive an annual fee paid by the Adviser equal to 40% of the net advisory fee paid by each applicable Fund to the Adviser.

For the fiscal year ended March 31, 2013, StableRiver received the following subadvisory fees from the Adviser and for the fiscal year ended March 31, 2013waived the following fees:

	Fees Paid or Waived ($)
Fund	2013 (Paid)	2013 (Waived)
Georgia Tax-Exempt Bond Fund	317,974	—
High Grade Municipal Bond Fund	117,121	2,504
Investment Grade Tax-Exempt Bond Fund	2,000,297	—
North Carolina Tax-Exempt Bond Fund	110,258	—
Short-Term Bond Fund	373,176	—
Short-Term Municipal Bond Fund	16,091	14,325
Short-Term U.S. Treasury Securities Fund	23,600	20,529
U.S. Government Securities Ultra-Short Bond Fund	1,721,968	—
Ultra-Short Bond Fund	101,668	—
Virginia Intermediate Municipal Bond Fund	329,557	—

ZCI serves as the subadviser to the Aggressive Growth Stock Fund, pursuant to an Investment Subadvisory Agreement between the Adviser and ZCI. The Adviser owns less than a 25% interest in ZCI and the remainder is owned by ZCI’s employees. For its investment subadvisory services, ZCI is entitled to receive a fee paid by the Adviser at an annual rate of 0.44% based on the average daily net assets of the Aggressive Growth Stock Fund, which is calculated daily and paid quarterly by the Adviser.

For the fiscal year ended March 31, 2013, ZCI received the following subadvisory fees from the Adviser:

Fees Paid ($)
Fund	2013
Aggressive Growth Stock Fund	289,865

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	YOUR VOTE IS IMPORTANT To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.
If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M65377-S14648 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — –
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

RIDGEWORTH FUNDS

Vote on Proposals
1.	To elect Trustees to the Board of Trustees of the Trust.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:
	01) Tim E. Bentsen 02) Ashi S. Parikh	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve an amendment to the Trust’s Agreement and Declaration of Trust.	☐	☐	☐	4.	To approve a new investment advisory agreement between RidgeWorth Investments and the Trust, on behalf of each Fund.	☐	☐	☐
3.	To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.	☐	☐	☐	9.	To approve a new subadvisory agreement between RidgeWorth Investments and Zevenbergen Capital Investments LLC.	☐	☐	☐
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M65378-S14648

RIDGEWORTH FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – March 12, 2014

The undersigned hereby appoints Francine Hayes and Danio Mastropieri, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the Special Meeting of Shareholders of the Fund to be  held at 3:00 p.m. Eastern Time, on March 12, 2014, at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign this proxy, or don’t vote on the Proposal, the shares will automatically be voted as the Board of Trustees recommends. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	YOUR VOTE IS IMPORTANT To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.
If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M65379-S14648 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — –
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

RIDGEWORTH FUNDS

Vote on Proposals
1.	To elect Trustees to the Board of Trustees of the Trust.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:
	01) Tim E. Bentsen 02) Ashi S. Parikh	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve an amendment to the Trust’s Agreement and Declaration of Trust.	☐	☐	☐	4.	To approve a new investment advisory agreement between RidgeWorth Investments and the Trust, on behalf of each Fund.	☐	☐	☐
3.	To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.	☐	☐	☐	8.	To approve a new subadvisory agreement between RidgeWorth Investments and Silvant Capital Management LLC.	☐	☐	☐
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M65380-S14648

RIDGEWORTH FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – March 12, 2014

The undersigned hereby appoints Francine Hayes and Danio Mastropieri, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the Special Meeting of Shareholders of the Fund to be  held at 3:00 p.m. Eastern Time, on March 12, 2014, at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign this proxy, or don’t vote on the Proposal, the shares will automatically be voted as the Board of Trustees recommends. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	YOUR VOTE IS IMPORTANT To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.
If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M65381-S14648 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — –
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

RIDGEWORTH FUNDS

Vote on Proposals
1.	To elect Trustees to the Board of Trustees of the Trust.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:
	01) Tim E. Bentsen 02) Ashi S. Parikh	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve an amendment to the Trust’s Agreement and Declaration of Trust.	☐	☐	☐	4.	To approve a new investment advisory agreement between RidgeWorth Investments and the Trust, on behalf of each Fund.	☐	☐	☐
3.	To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.	☐	☐	☐	6.	To approve a new subadvisory agreement between RidgeWorth Investments and Certium Asset Management LLC.	☐	☐	☐
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M65382-S14648

RIDGEWORTH FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – March 12, 2014

The undersigned hereby appoints Francine Hayes and Danio Mastropieri, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the Special Meeting of Shareholders of the Fund to be  held at 3:00 p.m. Eastern Time, on March 12, 2014, at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign this proxy, or don’t vote on the Proposal, the shares will automatically be voted as the Board of Trustees recommends. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	YOUR VOTE IS IMPORTANT To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.
If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M65383-S14648 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — –
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

RIDGEWORTH FUNDS

Vote on Proposals
1.	To elect Trustees to the Board of Trustees of the Trust.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:
	01) Tim E. Bentsen 02) Ashi S. Parikh	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve an amendment to the Trust’s Agreement and Declaration of Trust.	☐	☐	☐	4.	To approve a new investment advisory agreement between RidgeWorth Investments and the Trust, on behalf of each Fund.	☐	☐	☐
3.	To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.	☐	☐	☐	5.	To approve a new subadvisory agreement between RidgeWorth Investments and Ceredex Value Advisors LLC.	☐	☐	☐
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M65384-S14648

RIDGEWORTH FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – March 12, 2014

The undersigned hereby appoints Francine Hayes and Danio Mastropieri, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the Special Meeting of Shareholders of the Fund to be  held at 3:00 p.m. Eastern Time, on March 12, 2014, at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign this proxy, or don’t vote on the Proposal, the shares will automatically be voted as the Board of Trustees recommends. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	YOUR VOTE IS IMPORTANT To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.
If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M65385-S14648 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — –
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

RIDGEWORTH FUNDS

Vote on Proposals
1.	To elect Trustees to the Board of Trustees of the Trust.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:
	01) Tim E. Bentsen 02) Ashi S. Parikh	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve an amendment to the Trust’s Agreement and Declaration of Trust.	☐	☐	☐	4.	To approve a new investment advisory agreement between RidgeWorth Investments and the Trust, on behalf of each Fund.	☐	☐	☐
3.

To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.

		☐	☐	☐
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M65386-S14648

RIDGEWORTH FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – March 12, 2014

The undersigned hereby appoints Francine Hayes and Danio Mastropieri, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the Special Meeting of Shareholders of the Fund to be  held at 3:00 p.m. Eastern Time, on March 12, 2014, at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign this proxy, or don’t vote on the Proposal, the shares will automatically be voted as the Board of Trustees recommends. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	YOUR VOTE IS IMPORTANT To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.
If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M65387-S14648 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — –
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

RIDGEWORTH FUNDS

Vote on Proposals
1.	To elect Trustees to the Board of Trustees of the Trust.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:
	01) Tim E. Bentsen 02) Ashi S. Parikh	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve an amendment to the Trust’s Agreement and Declaration of Trust.	☐	☐	☐	4.	To approve a new investment advisory agreement between RidgeWorth Investments and the Trust, on behalf of each Fund.	☐	☐	☐
3.	To approve the implementation of a manager of managers arrangement that will permit RidgeWorth Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the applicable Fund’s shareholders.	☐	☐	☐	7.	To approve a new subadvisory agreement between RidgeWorth Investments and Seix Investment Advisors LLC.	☐	☐	☐
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M65388-S14648

RIDGEWORTH FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – March 12, 2014

The undersigned hereby appoints Francine Hayes and Danio Mastropieri, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the Special Meeting of Shareholders of the Fund to be  held at 3:00 p.m. Eastern Time, on March 12, 2014, at the offices of RidgeWorth Funds, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign this proxy, or don’t vote on the Proposal, the shares will automatically be voted as the Board of Trustees recommends. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE